Supplemental Information
Fourth Quarter 2013

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Income statement
Net interest income	$42,265	$40,656	$10,786	$10,266	$10,549	$10,664	$10,324
Noninterest income	46,677	42,678	10,702	11,264	12,178	12,533	8,336
Total revenue, net of interest expense	88,942	83,334	21,488	21,530	22,727	23,197	18,660
Provision for credit losses	3,556	8,169	336	296	1,211	1,713	2,204
Noninterest expense	69,214	72,093	17,307	16,389	16,018	19,500	18,360
Income tax expense (benefit)	4,741	(1,116)	406	2,348	1,486	501	(2,636)
Net income	11,431	4,188	3,439	2,497	4,012	1,483	732
Preferred stock dividends	1,349	1,428	256	279	441	373	365
Net income applicable to common shareholders	10,082	2,760	3,183	2,218	3,571	1,110	367
Diluted earnings per common share	0.90	0.25	0.29	0.20	0.32	0.10	0.03
Average diluted common shares issued and outstanding	11,491,418	10,840,854	11,404,438	11,482,226	11,524,510	11,154,778	10,884,921
Dividends paid per common share	$0.04	$0.04	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.53%	0.19%	0.64%	0.47%	0.74%	0.27%	0.13%
Return on average common shareholders' equity	4.62	1.27	5.74	4.06	6.55	2.06	0.67
Return on average tangible common shareholders' equity (1)	6.97	1.94	8.61	6.15	9.88	3.12	1.01
Return on average tangible shareholders' equity (1)	7.13	2.60	8.53	6.32	9.98	3.69	1.77

At period end
Book value per share of common stock	$20.71	$20.24	$20.71	$20.50	$20.18	$20.19	$20.24
Tangible book value per share of common stock (1)	13.79	13.36	13.79	13.62	13.32	13.36	13.36
Market price per share of common stock:
Closing price	$15.57	$11.61	$15.57	$13.80	$12.86	$12.18	$11.61
High closing price for the period	15.88	11.61	15.88	14.95	13.83	12.78	11.61
Low closing price for the period	11.03	5.80	13.69	12.83	11.44	11.03	8.93
Market capitalization	164,914	125,136	164,914	147,429	138,156	131,817	125,136

Number of banking centers - U.S.	5,151	5,478	5,151	5,243	5,328	5,389	5,478
Number of branded ATMs - U.S.	16,259	16,347	16,259	16,201	16,354	16,311	16,347
Full-time equivalent employees	242,117	267,190	242,117	247,943	257,158	262,812	267,190

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Net interest income	$43,124	$41,557	$10,999	$10,479	$10,771	$10,875	$10,555
Total revenue, net of interest expense	89,801	84,235	21,701	21,743	22,949	23,408	18,891
Net interest yield (2)	2.47%	2.35%	2.56%	2.44%	2.44%	2.43%	2.35%
Efficiency ratio	77.07	85.59	79.75	75.38	69.80	83.31	97.19

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
Calculation includes fees earned on overnight deposits placed with the Federal Reserve and, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks of $182 million and $189 million for the years ended December 31, 2013 and 2012; $59 million, $50 million, $40 million and $33 million for the fourth, third, second and first quarters of 2013, respectively, and $42 million for the fourth quarter of 2012. For more information, see Quarterly and Annual Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 10-11 and 12-13.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Interest income
Loans and leases	$36,470	$38,880	$9,086	$9,146	$9,060	$9,178	$9,366
Debt securities	9,749	8,908	2,447	2,205	2,548	2,549	2,196
Federal funds sold and securities borrowed or purchased under agreements to resell	1,229	1,502	304	291	319	315	329
Trading account assets	4,706	5,094	1,139	1,049	1,181	1,337	1,307
Other interest income	2,866	3,016	736	691	717	722	773
Total interest income	55,020	57,400	13,712	13,382	13,825	14,101	13,971

Interest expense
Deposits	1,396	1,990	314	334	366	382	438
Short-term borrowings	2,923	3,572	682	683	809	749	855
Trading account liabilities	1,638	1,763	364	375	427	472	420
Long-term debt	6,798	9,419	1,566	1,724	1,674	1,834	1,934
Total interest expense	12,755	16,744	2,926	3,116	3,276	3,437	3,647
Net interest income	42,265	40,656	10,786	10,266	10,549	10,664	10,324

Noninterest income
Card income	5,826	6,121	1,503	1,444	1,469	1,410	1,548
Service charges	7,390	7,600	1,870	1,884	1,837	1,799	1,820
Investment and brokerage services	12,282	11,393	3,117	2,995	3,143	3,027	2,889
Investment banking income	6,126	5,299	1,738	1,297	1,556	1,535	1,600
Equity investment income	2,901	2,070	474	1,184	680	563	699
Trading account profits	7,056	5,870	863	1,266	1,938	2,989	792
Mortgage banking income (loss)	3,874	4,750	848	585	1,178	1,263	(540)
Gains on sales of debt securities	1,271	1,662	390	356	457	68	171
Other income (loss)	(29)	(2,034)	(101)	260	(76)	(112)	(642)
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(21)	(57)	—	(8)	(5)	(14)	(1)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	1	4	—	1	1	5	—
Net impairment losses recognized in earnings on available-for-sale debt securities	(20)	(53)	—	(7)	(4)	(9)	(1)
Total noninterest income	46,677	42,678	10,702	11,264	12,178	12,533	8,336
Total revenue, net of interest expense	88,942	83,334	21,488	21,530	22,727	23,197	18,660

Provision for credit losses	3,556	8,169	336	296	1,211	1,713	2,204

Noninterest expense
Personnel	34,719	35,648	7,987	8,310	8,531	9,891	8,300
Occupancy	4,475	4,570	1,116	1,096	1,109	1,154	1,151
Equipment	2,146	2,269	526	538	532	550	551
Marketing	1,834	1,873	457	511	437	429	480
Professional fees	2,884	3,574	839	702	694	649	996
Amortization of intangibles	1,086	1,264	266	270	274	276	309
Data processing	3,170	2,961	800	779	779	812	773
Telecommunications	1,593	1,660	376	397	411	409	433
Other general operating	17,307	18,274	4,940	3,786	3,251	5,330	5,367
Total noninterest expense	69,214	72,093	17,307	16,389	16,018	19,500	18,360
Income (loss) before income taxes	16,172	3,072	3,845	4,845	5,498	1,984	(1,904)
Income tax expense (benefit)	4,741	(1,116)	406	2,348	1,486	501	(2,636)
Net income	$11,431	$4,188	$3,439	$2,497	$4,012	$1,483	$732
Preferred stock dividends	1,349	1,428	256	279	441	373	365
Net income applicable to common shareholders	$10,082	$2,760	$3,183	$2,218	$3,571	$1,110	$367

Per common share information
Earnings	$0.94	$0.26	$0.30	$0.21	$0.33	$0.10	$0.03
Diluted earnings	0.90	0.25	0.29	0.20	0.32	0.10	0.03
Dividends paid	0.04	0.04	0.01	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,731,165	10,746,028	10,633,030	10,718,918	10,775,867	10,798,975	10,777,204
Average diluted common shares issued and outstanding	11,491,418	10,840,854	11,404,438	11,482,226	11,524,510	11,154,778	10,884,921

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Net income	$11,431	$4,188	$3,439	$2,497	$4,012	$1,483	$732
Other comprehensive income (loss), net-of-tax:
Net change in available-for-sale debt and marketable equity securities	(8,166)	1,802	(2,396)	(631)	(4,233)	(906)	(1,169)
Net change in derivatives	592	916	227	180	13	172	381
Employee benefit plan adjustments	2,049	(65)	536	1,380	48	85	(1,171)
Net change in foreign currency translation adjustments	(135)	(13)	(1)	(43)	(49)	(42)	(27)
Other comprehensive income (loss)	(5,660)	2,640	(1,634)	886	(4,221)	(691)	(1,986)
Comprehensive income (loss)	$5,771	$6,828	$1,805	$3,383	$(209)	$792	$(1,254)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2013	September 30 2013	December 31 2012
Assets
Cash and cash equivalents	$131,322	$121,233	$110,752
Time deposits placed and other short-term investments	11,540	14,449	18,694
Federal funds sold and securities borrowed or purchased under agreements to resell	190,328	212,007	219,924
Trading account assets	200,993	201,206	227,775
Derivative assets	47,495	53,161	53,497
Debt securities:
Carried at fair value	268,795	266,349	310,850
Held-to-maturity, at cost	55,150	54,649	49,481
Total debt securities	323,945	320,998	360,331
Loans and leases	928,233	934,392	907,819
Allowance for loan and lease losses	(17,428)	(19,432)	(24,179)
Loans and leases, net of allowance	910,805	914,960	883,640
Premises and equipment, net	10,475	10,703	11,858
Mortgage servicing rights (includes $5,042, $5,058 and $5,716 measured at fair value)	5,052	5,068	5,851
Goodwill	69,844	69,891	69,976
Intangible assets	5,574	5,843	6,684
Loans held-for-sale	11,362	15,001	19,413
Customer and other receivables	59,448	60,065	71,467
Other assets	124,090	122,068	150,112
Total assets	$2,102,273	$2,126,653	$2,209,974

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$8,412	$8,743	$7,906
Derivative assets	185	199	333
Loans and leases	109,118	109,996	123,227
Allowance for loan and lease losses	(2,674)	(2,962)	(3,658)
Loans and leases, net of allowance	106,444	107,034	119,569
Loans held-for-sale	1,384	1,875	1,969
All other assets	4,577	4,314	4,654
Total assets of consolidated variable interest entities	$121,002	$122,165	$134,431

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	December 31 2013	September 30 2013	December 31 2012
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$373,092	$374,284	$372,546
Interest-bearing	667,714	657,477	654,332
Deposits in non-U.S. offices:
Noninterest-bearing	8,233	7,394	7,573
Interest-bearing	70,232	70,963	70,810
Total deposits	1,119,271	1,110,118	1,105,261
Federal funds purchased and securities loaned or sold under agreements to repurchase	198,106	226,274	293,259
Trading account liabilities	83,469	82,713	73,587
Derivative liabilities	37,407	44,568	46,016
Short-term borrowings	45,999	40,769	30,731
Accrued expenses and other liabilities (includes $484, $480 and $513 of reserve for unfunded lending commitments)	135,662	134,598	148,579
Long-term debt	249,674	255,331	275,585
Total liabilities	1,869,588	1,894,371	1,973,018
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,407,790, 3,407,790 and 3,685,410 shares	13,352	13,315	18,768
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,591,808,296, 10,683,282,112 and 10,778,263,628 shares	155,293	156,371	158,142
Retained earnings	72,497	69,419	62,843
Accumulated other comprehensive income (loss)	(8,457)	(6,823)	(2,797)
Total shareholders' equity	232,685	232,282	236,956
Total liabilities and shareholders' equity	$2,102,273	$2,126,653	$2,209,974

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$1,150	$2,180	$3,731
Long-term debt	19,448	24,481	34,256
All other liabilities	253	382	360
Total liabilities of consolidated variable interest entities	$20,851	$27,043	$38,347

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012

Risk-based capital (1, 2):
Tier 1 common capital	$145,235	$142,825	$139,519	$136,119	$133,403
Tier 1 capital	161,456	159,008	156,689	158,677	155,461
Total capital	200,281	198,001	196,752	201,211	196,680
Risk-weighted assets (3)	1,297,529	1,289,444	1,288,159	1,298,187	1,205,976
Tier 1 common capital ratio (3, 4)	11.19%	11.08%	10.83%	10.49%	11.06%
Tier 1 capital ratio	12.44	12.33	12.16	12.22	12.89
Total capital ratio	15.44	15.36	15.27	15.50	16.31
Tier 1 leverage ratio	7.87	7.79	7.49	7.49	7.37
Tangible equity ratio (5)	7.86	7.73	7.67	7.78	7.62
Tangible common equity ratio (5)	7.20	7.08	6.98	6.88	6.74

(1)	Regulatory capital ratios are preliminary until filed with the Federal Reserve on Form Y-9C.

(2)
Basel 1 includes the Market Risk Final Rule for the fourth, third, second and first quarters of 2013 (Basel 1 – 2013 Rules). Basel 1 did not include the Market Risk Final Rule for the fourth quarter of 2012.

(3)	On a pro-forma basis, under the Basel 1 – 2013 Rules, fourth quarter 2012 risk-weighted assets and the Tier 1 common capital ratio would have been $1,284,799 million and 10.38 percent.

(4)	Tier 1 common capital ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(5)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 47-50.)

Basel 1 to Basel 3 (fully phased-in) Reconciliation (1, 2)
(Dollars in millions)
	December 31 2013	September 30 2013	June 30 2013	March 31 2013	December 31 2012
Regulatory capital – Basel 1 to Basel 3 (fully phased-in)
Basel 1 Tier 1 capital	$161,456	$159,008	$156,689	$158,677	$155,461
Deduction of qualifying preferred stock and trust preferred securities	(16,221)	(16,183)	(17,170)	(22,558)	(22,058)
Basel 1 Tier 1 common capital	145,235	142,825	139,519	136,119	133,403
Deduction of defined benefit pension assets	(829)	(935)	(787)	(776)	(737)
Deferred tax asset and threshold deductions (deferred tax asset temporary differences, mortgage servicing rights and significant investments)	(4,803)	(4,758)	(6,761)	(4,501)	(3,020)
Other deductions, net	(7,288)	(5,319)	(6,125)	(2,032)	(1,020)
Basel 3 Advanced approach (fully phased-in) Tier 1 common capital	$132,315	$131,813	$125,846	$128,810	$128,626

Risk-weighted assets – Basel 1 to Basel 3 (fully phased-in)
Basel 1 risk-weighted assets	$1,297,529	$1,289,444	$1,288,159	$1,298,187	$1,205,976
Credit and other risk-weighted assets	31,515	37,140	22,276	55,454	103,085
Increase due to Market Risk Final Rule	—	—	—	—	81,811
Basel 3 Advanced approach (fully phased-in) risk-weighted assets	$1,329,044	$1,326,584	$1,310,435	$1,353,641	$1,390,872

Tier 1 common capital ratios
Basel 1	11.19%	11.08%	10.83%	10.49%	11.06%
Basel 3 Advanced approach (fully phased-in)	9.96	9.94	9.60	9.52	9.25

(1) Basel 3 (fully phased-in) estimates are based on the Advanced approach under the final Basel rules issued on July 2, 2013, assuming all regulatory model approvals, except for the potential reduction to risk-weighted assets resulting from the Comprehensive Risk Measure after one year.
(2) Basel 1 includes the Market Risk Final Rule at December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013. Basel 1 did not include the Market Risk Final Rule at December 31, 2012.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Net interest income (FTE basis)
As reported (1)	$43,124	$41,557	$10,999	$10,479	$10,771	$10,875	$10,555
Impact of trading-related net interest income	(3,868)	(3,308)	(1,051)	(888)	(919)	(1,010)	(1,012)
Net interest income excluding trading-related net interest income (2)	$39,256	$38,249	$9,948	$9,591	$9,852	$9,865	$9,543

Average earning assets
As reported	$1,746,974	$1,769,969	$1,708,501	$1,710,685	$1,769,336	$1,800,786	$1,788,936
Impact of trading-related earning assets	(469,048)	(449,660)	(445,725)	(446,212)	(487,345)	(497,730)	(482,366)
Average earning assets excluding trading-related earning assets (2)	$1,277,926	$1,320,309	$1,262,776	$1,264,473	$1,281,991	$1,303,056	$1,306,570

Net interest yield contribution (FTE basis) (3)
As reported (1)	2.47%	2.35%	2.56%	2.44%	2.44%	2.43%	2.35%
Impact of trading-related activities	0.60	0.55	0.57	0.58	0.64	0.62	0.56
Net interest yield on earning assets excluding trading-related activities (2)	3.07%	2.90%	3.13%	3.02%	3.08%	3.05%	2.91%

(1)
Net interest income and net interest yield include fees earned on overnight deposits placed with the Federal Reserve and, beginning in the third quarter of 2012, deposits, primarily overnight, placed with certain non-U.S. central banks of $182 million and $189 million for the years ended December 31, 2013 and 2012; $59 million, $50 million, $40 million and $33 million for the fourth, third, second and first quarters of 2013, respectively, and $42 million for the fourth quarter of 2012.

(2)	Represents a non-GAAP financial measure.

(3)	Quarterly results are calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2013			Third Quarter 2013			Fourth Quarter 2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$15,782	$48	1.21%	$17,256	$47	1.07%	$16,967	$50	1.14%
Federal funds sold and securities borrowed or purchased under agreements to resell	203,415	304	0.59	223,434	291	0.52	241,950	329	0.54
Trading account assets	156,194	1,182	3.01	144,502	1,093	3.01	186,252	1,362	2.91
Debt securities (2)	325,119	2,455	3.02	327,493	2,211	2.70	360,213	2,201	2.44
Loans and leases (3):
Residential mortgage	253,974	2,374	3.74	256,297	2,359	3.68	256,564	2,292	3.57
Home equity	95,388	953	3.97	98,172	930	3.77	110,270	1,068	3.86
U.S. credit card	90,057	2,125	9.36	90,005	2,226	9.81	92,849	2,336	10.01
Non-U.S. credit card	11,171	310	11.01	10,633	317	11.81	13,081	383	11.66
Direct/Indirect consumer	82,990	565	2.70	83,773	587	2.78	82,583	662	3.19
Other consumer	1,929	17	3.73	1,867	19	3.89	1,602	19	4.57
Total consumer	535,509	6,344	4.72	540,747	6,438	4.74	556,949	6,760	4.84
U.S. commercial	225,596	1,700	2.99	221,542	1,704	3.05	209,496	1,729	3.28
Commercial real estate	46,341	374	3.20	43,164	352	3.24	38,192	341	3.55
Commercial lease financing	24,468	206	3.37	23,869	204	3.41	22,839	184	3.23
Non-U.S. commercial	97,863	544	2.20	94,656	528	2.22	65,690	433	2.62
Total commercial	394,268	2,824	2.84	383,231	2,788	2.89	336,217	2,687	3.18
Total loans and leases	929,777	9,168	3.92	923,978	9,226	3.97	893,166	9,447	4.21
Other earning assets	78,214	709	3.61	74,022	677	3.62	90,388	771	3.40
Total earning assets (4)	1,708,501	13,866	3.23	1,710,685	13,545	3.15	1,788,936	14,160	3.16
Cash and cash equivalents (1)	125,259	59		113,064	50		111,671	42
Other assets, less allowance for loan and lease losses	301,115			299,681			309,758
Total assets	$2,134,875			$2,123,430			$2,210,365

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on debt securities carried at fair value are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2013	Third Quarter 2013	Fourth Quarter 2012
Time deposits placed and other short-term investments	$—	$—	$(1)
Federal funds sold and securities borrowed or purchased under agreements to resell	15	15	11
Debt securities	(1)	(2)	(134)
U.S. commercial	(14)	(14)	(21)
Non-U.S. commercial	—	—	(1)
Net hedge expenses on assets	$—	$(1)	$(146)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Fourth Quarter 2013			Third Quarter 2013			Fourth Quarter 2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$43,665	$5	0.05%	$43,968	$5	0.05%	$41,294	$6	0.06%
NOW and money market deposit accounts	514,220	89	0.07	508,136	100	0.08	479,130	146	0.12
Consumer CDs and IRAs	77,424	97	0.50	81,190	116	0.56	91,256	156	0.68
Negotiable CDs, public funds and other deposits	26,271	28	0.40	24,079	25	0.42	19,904	27	0.54
Total U.S. interest-bearing deposits	661,580	219	0.13	657,373	246	0.15	631,584	335	0.21
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	13,878	18	0.52	12,789	16	0.47	11,970	22	0.71
Governments and official institutions	1,258	—	0.22	1,041	1	0.25	876	1	0.29
Time, savings and other	59,029	77	0.51	55,446	71	0.52	53,649	80	0.60
Total non-U.S. interest-bearing deposits	74,165	95	0.51	69,276	88	0.50	66,495	103	0.62
Total interest-bearing deposits	735,745	314	0.17	726,649	334	0.18	698,079	438	0.25
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	271,538	682	1.00	279,425	683	0.97	336,341	855	1.01
Trading account liabilities	82,393	364	1.75	84,648	375	1.76	80,084	420	2.09
Long-term debt	251,055	1,566	2.48	258,717	1,724	2.65	277,894	1,934	2.77
Total interest-bearing liabilities (1)	1,340,731	2,926	0.87	1,349,439	3,116	0.92	1,392,398	3,647	1.04
Noninterest-bearing sources:
Noninterest-bearing deposits	376,929			363,962			379,997
Other liabilities	183,800			179,637			199,458
Shareholders’ equity	233,415			230,392			238,512
Total liabilities and shareholders’ equity	$2,134,875			$2,123,430			$2,210,365
Net interest spread			2.36%			2.23%			2.12%
Impact of noninterest-bearing sources			0.19			0.20			0.22
Net interest income/yield on earning assets (2)		$10,940	2.55%		$10,429	2.43%		$10,513	2.34%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Fourth Quarter 2013	Third Quarter 2013	Fourth Quarter 2012
NOW and money market deposit accounts	$—	$—	$—
Consumer CDs and IRAs	20	23	15
Negotiable CDs, public funds and other deposits	3	3	3
Banks located in non-U.S. countries	4	2	3
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	260	260	311
Long-term debt	(875)	(844)	(930)
Net hedge income on liabilities	$(588)	$(556)	$(598)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	2013			2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$16,066	$187	1.16%	$22,888	$237	1.03%
Federal funds sold and securities borrowed or purchased under agreements to resell	224,331	1,229	0.55	236,042	1,502	0.64
Trading account assets	168,998	4,879	2.89	170,647	5,306	3.11
Debt securities (2)	337,953	9,779	2.89	353,577	8,931	2.53
Loans and leases (3):
Residential mortgage	256,531	9,319	3.63	264,164	9,845	3.73
Home equity	100,267	3,831	3.82	117,339	4,426	3.77
U.S. credit card	90,369	8,792	9.73	94,863	9,504	10.02
Non-U.S. credit card	10,861	1,271	11.70	13,549	1,572	11.60
Direct/Indirect consumer	82,907	2,370	2.86	84,424	2,900	3.44
Other consumer	1,805	72	4.02	2,359	140	5.95
Total consumer	542,740	25,655	4.73	576,698	28,387	4.92
U.S. commercial	218,875	6,811	3.11	201,352	6,979	3.47
Commercial real estate	42,346	1,392	3.29	37,982	1,332	3.51
Commercial lease financing	23,865	851	3.56	21,879	874	4.00
Non-U.S. commercial	90,815	2,082	2.29	60,857	1,594	2.62
Total commercial	375,901	11,136	2.96	322,070	10,779	3.35
Total loans and leases	918,641	36,791	4.00	898,768	39,166	4.36
Other earning assets	80,985	2,832	3.50	88,047	2,970	3.36
Total earning assets (4)	1,746,974	55,697	3.19	1,769,969	58,112	3.28
Cash and cash equivalents (1)	109,014	182		115,739	189
Other assets, less allowance for loan and lease losses	307,525			305,648
Total assets	$2,163,513			$2,191,356

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on debt securities carried at fair value are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2013	2012
Time deposits placed and other short-term investments	$—	$(1)
Federal funds sold and securities borrowed or purchased under agreements to resell	54	121
Debt securities	(173)	(799)
U.S. commercial	(84)	(72)
Non-U.S. commercial	(2)	(3)
Net hedge expenses on assets	$(205)	$(754)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	2013			2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$43,868	$22	0.05%	$41,453	$45	0.11%
NOW and money market deposit accounts	506,082	413	0.08	466,096	693	0.15
Consumer CDs and IRAs	82,963	481	0.58	95,559	693	0.73
Negotiable CDs, public funds and other deposits	23,504	106	0.45	20,928	128	0.61
Total U.S. interest-bearing deposits	656,417	1,022	0.16	624,036	1,559	0.25
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	12,419	70	0.56	14,737	94	0.64
Governments and official institutions	1,032	2	0.24	1,019	4	0.35
Time, savings and other	56,193	302	0.54	53,318	333	0.63
Total non-U.S. interest-bearing deposits	69,644	374	0.54	69,074	431	0.62
Total interest-bearing deposits	726,061	1,396	0.19	693,110	1,990	0.29
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	301,417	2,923	0.97	318,400	3,572	1.12
Trading account liabilities	88,323	1,638	1.85	78,554	1,763	2.24
Long-term debt	263,416	6,798	2.58	316,393	9,419	2.98
Total interest-bearing liabilities (1)	1,379,217	12,755	0.92	1,406,457	16,744	1.19
Noninterest-bearing sources:
Noninterest-bearing deposits	363,674			354,672
Other liabilities	186,675			194,550
Shareholders’ equity	233,947			235,677
Total liabilities and shareholders’ equity	$2,163,513			$2,191,356
Net interest spread			2.27%			2.09%
Impact of noninterest-bearing sources			0.19			0.25
Net interest income/yield on earning assets (2)		$42,942	2.46%		$41,368	2.34%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2013	2012
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	77	87
Negotiable CDs, public funds and other deposits	13	13
Banks located in non-U.S. countries	12	13
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	1,039	1,266
Long-term debt	(3,562)	(3,679)
Net hedge income on liabilities	$(2,422)	$(2,301)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$8,910	$106	$(62)	$8,954
Mortgage-backed securities:
Agency	170,112	777	(5,954)	164,935
Agency-collateralized mortgage obligations	22,731	76	(315)	22,492
Non-agency residential	6,124	238	(123)	6,239
Commercial	2,429	63	(12)	2,480
Non-U.S. securities	7,207	37	(24)	7,220
Corporate/Agency bonds	860	20	(7)	873
Other taxable securities, substantially all asset-backed securities	16,805	30	(5)	16,830
Total taxable securities	235,178	1,347	(6,502)	230,023
Tax-exempt securities	5,967	10	(49)	5,928
Total available-for-sale debt securities	241,145	1,357	(6,551)	235,951
Other debt securities carried at fair value	34,145	34	(1,335)	32,844
Total debt securities carried at fair value	275,290	1,391	(7,886)	268,795
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	55,150	20	(2,740)	52,430
Total debt securities	$330,440	$1,411	$(10,626)	$321,225
Available-for-sale marketable equity securities (1)	$230	$—	$(7)	$223

	September 30, 2013
Available-for-sale debt securities
U.S. Treasury and agency securities	$2,872	$127	$(28)	$2,971
Mortgage-backed securities:
Agency	170,911	1,311	(3,197)	169,025
Agency-collateralized mortgage obligations	27,187	340	(192)	27,335
Non-agency residential	6,788	239	(98)	6,929
Commercial	2,751	84	(8)	2,827
Non-U.S. securities	6,217	35	(12)	6,240
Corporate/Agency bonds	1,152	28	(10)	1,170
Other taxable securities, substantially all asset-backed securities	13,142	29	(6)	13,165
Total taxable securities	231,020	2,193	(3,551)	229,662
Tax-exempt securities	5,264	6	(36)	5,234
Total available-for-sale debt securities	236,284	2,199	(3,587)	234,896
Other debt securities carried at fair value	32,365	98	(1,010)	31,453
Total debt securities carried at fair value	268,649	2,297	(4,597)	266,349
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	54,649	67	(1,865)	52,851
Total debt securities	$323,298	$2,364	$(6,462)	$319,200
Available-for-sale marketable equity securities (1)	$119	$—	$(5)	$114

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	December 31 2013	September 30 2013
U.S. Treasury and agency securities	$4,062	$—
Mortgage-backed securities:
Agency	16,500	18,626
Agency-collateralized mortgage obligations	218	563
Commercial	749	758
Non-U.S. securities (1)	11,315	11,506
Total	$32,844	$31,453

(1)	These securities are used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Fourth Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,999	$4,948	$715	$2,301	$1,142	$1,485	$408
Noninterest income (loss)	10,702	2,549	997	2,004	2,482	2,995	(325)
Total revenue, net of interest expense (FTE basis)	21,701	7,497	1,712	4,305	3,624	4,480	83
Provision for credit losses	336	427	(474)	441	104	26	(188)
Noninterest expense	17,307	4,042	3,794	1,927	3,284	3,264	996
Income (loss) before income taxes	4,058	3,028	(1,608)	1,937	236	1,190	(725)
Income tax expense (benefit) (FTE basis)	619	1,061	(547)	670	21	413	(999)
Net income (loss)	$3,439	$1,967	$(1,061)	$1,267	$215	$777	$274

Average
Total loans and leases	$929,777	$163,152	$89,687	$268,849	n/m	$115,546	$226,049
Total assets (1)	2,134,875	590,073	113,584	380,496	$603,110	268,683	178,929
Total deposits	1,112,674	528,808	n/m	259,762	n/m	240,395	34,030
Period end
Total loans and leases	$928,233	$165,090	$89,753	$269,469	n/m	$115,846	$220,694
Total assets (1)	2,102,273	592,978	113,386	379,207	$575,709	274,112	166,881
Total deposits	1,119,271	531,707	n/m	265,718	n/m	244,901	27,702

	Third Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,479	$5,056	$733	$2,201	$975	$1,478	$36
Noninterest income	11,264	2,468	844	1,807	2,401	2,912	832
Total revenue, net of interest expense (FTE basis)	21,743	7,524	1,577	4,008	3,376	4,390	868
Provision for credit losses	296	761	(308)	322	47	23	(549)
Noninterest expense	16,389	3,980	3,419	1,927	2,884	3,249	930
Income (loss) before income taxes	5,058	2,783	(1,534)	1,759	445	1,118	487
Income tax expense (benefit) (FTE basis)	2,561	1,004	(534)	625	1,223	399	(156)
Net income (loss)	$2,497	$1,779	$(1,000)	$1,134	$(778)	$719	$643

Average
Total loans and leases	$923,978	$165,707	$88,406	$260,085	n/m	$112,752	$232,538
Total assets (1)	2,123,430	583,855	118,226	347,062	$602,632	268,611	203,044
Total deposits	1,090,611	522,023	n/m	239,839	n/m	239,663	35,126
Period end
Total loans and leases	$934,392	$167,254	$87,586	$267,165	n/m	$114,175	$229,550
Total assets (1)	2,126,653	588,627	115,424	373,110	$601,139	270,484	177,869
Total deposits	1,110,118	526,876	n/m	263,121	n/m	241,553	30,705

	Fourth Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,555	$4,869	$729	$2,099	$1,114	$1,489	$255
Noninterest income (loss)	8,336	2,532	(254)	1,852	1,906	2,704	(404)
Total revenue, net of interest expense (FTE basis)	18,891	7,401	475	3,951	3,020	4,193	(149)
Provision for credit losses	2,204	1,078	485	62	17	112	450
Noninterest expense	18,360	4,174	5,607	1,753	2,627	3,196	1,003
Income (loss) before income taxes	(1,673)	2,149	(5,617)	2,136	376	885	(1,602)
Income tax expense (benefit) (FTE basis)	(2,405)	703	(1,913)	744	195	309	(2,443)
Net income (loss)	$732	$1,446	$(3,704)	$1,392	$181	$576	$841

Average
Total loans and leases	$893,166	$167,219	$96,605	$232,396	n/m	$103,785	$247,128
Total assets (1)	2,210,365	540,787	131,663	336,332	$645,808	276,408	279,367
Total deposits	1,078,076	484,086	n/m	242,817	n/m	249,658	36,939
Period end
Total loans and leases	$907,819	$169,266	$94,660	$242,340	n/m	$105,928	$241,981
Total assets (1)	2,209,974	554,915	131,059	331,611	$632,263	297,326	262,800
Total deposits	1,105,261	496,159	n/m	243,306	n/m	266,188	36,061

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment
(Dollars in millions)
	Year Ended December 31, 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$43,124	$20,051	$2,890	$8,914	$4,239	$6,064	$966
Noninterest income	46,677	9,816	4,826	7,567	11,819	11,726	923
Total revenue, net of interest expense (FTE basis)	89,801	29,867	7,716	16,481	16,058	17,790	1,889
Provision for credit losses	3,556	3,107	(156)	1,075	140	56	(666)
Noninterest expense	69,214	16,357	16,013	7,552	12,013	13,038	4,241
Income (loss) before income taxes	17,031	10,403	(8,141)	7,854	3,905	4,696	(1,686)
Income tax expense (benefit) (FTE basis)	5,600	3,815	(2,986)	2,880	2,342	1,722	(2,173)
Net income (loss)	$11,431	$6,588	$(5,155)	$4,974	$1,563	$2,974	$487

Average
Total loans and leases	$918,641	$164,570	$90,278	$257,245	n/m	$111,023	$235,454
Total assets (1)	2,163,513	580,714	120,560	343,464	$632,804	270,788	215,183
Total deposits	1,089,735	518,980	n/m	237,457	n/m	242,161	34,617
Period end
Total loans and leases	$928,233	$165,090	$89,753	$269,469	n/m	$115,846	$220,694
Total assets (1)	2,102,273	592,978	113,386	379,207	$575,709	274,112	166,881
Total deposits	1,119,271	531,707	n/m	265,718	n/m	244,901	27,702

	Year Ended December 31, 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$41,557	$19,853	$2,930	$8,135	$3,672	$5,827	$1,140
Noninterest income (loss)	42,678	9,937	5,821	7,539	10,612	10,691	(1,922)
Total revenue, net of interest expense (FTE basis)	84,235	29,790	8,751	15,674	14,284	16,518	(782)
Provision for credit losses	8,169	4,148	1,442	(342)	34	266	2,621
Noninterest expense	72,093	16,995	17,190	7,619	11,295	12,721	6,273
Income (loss) before income taxes	3,973	8,647	(9,881)	8,397	2,955	3,531	(9,676)
Income tax expense (benefit) (FTE basis)	(215)	3,101	(3,442)	3,053	1,726	1,286	(5,939)
Net income (loss)	$4,188	$5,546	$(6,439)	$5,344	$1,229	$2,245	$(3,737)

Average
Total loans and leases	$898,768	$173,036	$103,524	$224,336	n/m	$100,456	$259,241
Total assets (1)	2,191,356	532,827	145,369	322,701	$606,249	268,475	315,735
Total deposits	1,047,782	475,180	n/m	223,940	n/m	242,384	43,087
Period end
Total loans and leases	$907,819	$169,266	$94,660	$242,340	n/m	$105,928	$241,981
Total assets (1)	2,209,974	554,915	131,059	331,611	$632,263	297,326	262,800
Total deposits	1,105,261	496,159	n/m	243,306	n/m	266,188	36,061

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Net interest income (FTE basis)	$20,051	$19,853	$4,948	$5,056	$5,034	$5,013	$4,869
Noninterest income:
Card income	4,804	5,315	1,236	1,175	1,186	1,207	1,342
Service charges	4,208	4,277	1,097	1,063	1,035	1,013	1,034
All other income	804	345	216	230	179	179	156
Total noninterest income	9,816	9,937	2,549	2,468	2,400	2,399	2,532
Total revenue, net of interest expense (FTE basis)	29,867	29,790	7,497	7,524	7,434	7,412	7,401

Provision for credit losses	3,107	4,148	427	761	967	952	1,078

Noninterest expense	16,357	16,995	4,042	3,980	4,178	4,157	4,174
Income before income taxes	10,403	8,647	3,028	2,783	2,289	2,303	2,149
Income tax expense (FTE basis)	3,815	3,101	1,061	1,004	894	856	703
Net income	$6,588	$5,546	$1,967	$1,779	$1,395	$1,447	$1,446

Net interest yield (FTE basis)	3.72%	4.04%	3.58%	3.70%	3.72%	3.89%	3.88%
Return on average allocated capital (1, 2)	21.98	—	26.03	23.55	18.68	19.59	—
Return on average economic capital (1, 2)	—	23.12	—	—	—	—	23.46
Efficiency ratio (FTE basis)	54.76	57.05	53.92	52.90	56.19	56.09	56.39

Balance Sheet
Average
Total loans and leases	$164,570	$173,036	$163,152	$165,707	$163,593	$165,845	$167,219
Total earning assets (3)	539,213	491,767	548,174	542,545	542,697	523,125	499,241
Total assets (3)	580,714	532,827	590,073	583,855	584,143	564,469	540,787
Total deposits	518,980	475,180	528,808	522,023	522,259	502,508	484,086
Allocated capital (1,2)	30,000	—	30,000	30,000	30,000	30,000	—
Economic capital (1, 2)	—	24,051	—	—	—	—	24,561

Period end
Total loans and leases	$165,090	$169,266	$165,090	$167,254	$164,851	$163,820	$169,266
Total earning assets (3)	550,610	513,109	550,610	547,187	545,685	550,989	513,109
Total assets (3)	592,978	554,915	592,978	588,627	587,576	593,167	554,915
Total deposits	531,707	496,159	531,707	526,876	525,099	530,581	496,159

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(2)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2013
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$20,051	$9,808	$10,243
Noninterest income:
Card income	4,804	60	4,744
Service charges	4,208	4,208	—
All other income	804	509	295
Total noninterest income	9,816	4,777	5,039
Total revenue, net of interest expense (FTE basis)	29,867	14,585	15,282

Provision for credit losses	3,107	299	2,808

Noninterest expense	16,357	10,927	5,430
Income before income taxes	10,403	3,359	7,044
Income tax expense (FTE basis)	3,815	1,232	2,583
Net income	$6,588	$2,127	$4,461

Net interest yield (FTE basis)	3.72%	1.88%	7.18%
Return on average allocated capital (3, 4)	21.98	13.82	30.60
Efficiency ratio (FTE basis)	54.76	74.92	35.53

Balance Sheet
Average
Total loans and leases	$164,570	$22,437	$142,133
Total earning assets (5)	539,213	522,870	142,725
Total assets (5)	580,714	555,653	151,443
Total deposits	518,980	518,470	n/m
Allocated capital (3, 4)	30,000	15,400	14,600

Period end
Total loans and leases	$165,090	$22,574	$142,516
Total earning assets (5)	550,610	534,946	143,917
Total assets (5)	592,978	567,837	153,394
Total deposits	531,707	530,947	n/m

	Year Ended December 31, 2012
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$19,853	$9,046	$10,807
Noninterest income:
Card income	5,315	62	5,253
Service charges	4,277	4,277	—
All other income (loss)	345	397	(52)
Total noninterest income	9,937	4,736	5,201
Total revenue, net of interest expense (FTE basis)	29,790	13,782	16,008

Provision for credit losses	4,148	488	3,660

Noninterest expense	16,995	11,310	5,685
Income before income taxes	8,647	1,984	6,663
Income tax expense (FTE basis)	3,101	723	2,378
Net income	$5,546	$1,261	$4,285

Net interest yield (FTE basis)	4.04%	1.90%	7.18%
Return on average economic capital (3, 4)	23.12	9.72	38.83
Efficiency ratio (FTE basis)	57.05	82.07	35.51

Balance Sheet
Average
Total loans and leases	$173,036	$23,369	$149,667
Total earning assets (5)	491,767	477,142	150,515
Total assets (5)	532,827	510,384	158,333
Total deposits	475,180	474,822	n/m
Economic capital (3, 4)	24,051	12,985	11,066

Period end
Total loans and leases	$169,266	$22,907	$146,359
Total earning assets (5)	513,109	498,147	146,809
Total assets (5)	554,915	531,354	155,408
Total deposits	496,159	495,711	n/m

For footnotes see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2013
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$4,948	$2,492	$2,456
Noninterest income:
Card income	1,236	15	1,221
Service charges	1,097	1,097	—
All other income	216	164	52
Total noninterest income	2,549	1,276	1,273
Total revenue, net of interest expense (FTE basis)	7,497	3,768	3,729

Provision for credit losses	427	105	322

Noninterest expense	4,042	2,624	1,418
Income before income taxes	3,028	1,039	1,989
Income tax expense (FTE basis)	1,061	365	696
Net income	$1,967	$674	$1,293

Net interest yield (FTE basis)	3.58%	1.86%	6.87%
Return on average allocated capital (3, 4)	26.03	17.36	35.18
Efficiency ratio (FTE basis)	53.92	69.63	38.03

Balance Sheet
Average
Total loans and leases	$163,152	$22,333	$140,819
Total earning assets (5)	548,174	532,312	141,869
Total assets (5)	590,073	565,219	150,861
Total deposits	528,808	528,204	n/m
Allocated capital (3, 4)	30,000	15,400	14,600

Period end
Total loans and leases	$165,090	$22,574	$142,516
Total earning assets (5)	550,610	534,946	143,917
Total assets (5)	592,978	567,837	153,394
Total deposits	531,707	530,947	n/m

	Third Quarter 2013
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$5,056	$2,457	$2,599
Noninterest income:
Card income	1,175	15	1,160
Service charges	1,063	1,063	—
All other income	230	126	104
Total noninterest income	2,468	1,204	1,264
Total revenue, net of interest expense (FTE basis)	7,524	3,661	3,863

Provision for credit losses	761	96	665

Noninterest expense	3,980	2,670	1,310
Income before income taxes	2,783	895	1,888
Income tax expense (FTE basis)	1,004	323	681
Net income	$1,779	$572	$1,207

Net interest yield (FTE basis)	3.70%	1.85%	7.17%
Return on average allocated capital (3, 4)	23.55	14.74	32.84
Efficiency ratio (FTE basis)	52.90	72.92	33.92

Balance Sheet
Average
Total loans and leases	$165,707	$22,371	$143,336
Total earning assets (5)	542,545	525,998	143,771
Total assets (5)	583,855	558,638	152,441
Total deposits	522,023	521,511	n/m
Allocated capital (3, 4)	30,000	15,400	14,600

Period end
Total loans and leases	$167,254	$22,369	$144,885
Total earning assets (5)	547,187	530,658	145,323
Total assets (5)	588,627	563,110	154,311
Total deposits	526,876	526,318	n/m

For footnotes see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	Fourth Quarter 2012
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$4,869	$2,213	$2,656
Noninterest income:
Card income	1,342	16	1,326
Service charges	1,034	1,034	—
All other income	156	123	33
Total noninterest income	2,532	1,173	1,359
Total revenue, net of interest expense (FTE basis)	7,401	3,386	4,015

Provision for credit losses	1,078	74	1,004

Noninterest expense	4,174	2,799	1,375
Income before income taxes	2,149	513	1,636
Income tax expense (FTE basis)	703	180	523
Net income	$1,446	$333	$1,113

Net interest yield (FTE basis)	3.88%	1.81%	7.29%
Return on average economic capital (3, 4)	23.46	9.85	39.99
Efficiency ratio (FTE basis)	56.39	82.61	34.27

Balance Sheet
Average
Total loans and leases	$167,219	$22,695	$144,524
Total earning assets (5)	499,241	485,908	145,008
Total assets (5)	540,787	519,064	153,398
Total deposits	484,086	483,686	n/m
Economic capital (3, 4)	24,561	13,467	11,094

Period end
Total loans and leases	$169,266	$22,907	$146,359
Total earning assets (5)	513,109	498,147	146,809
Total assets (5)	554,915	531,354	155,408
Total deposits	496,159	495,711	n/m

(1)	During the first quarter of 2013, Business Banking results were moved into Deposits and prior periods were reclassified to conform to current period presentation.

(2)
During the second quarter of 2013, consumer Dealer Financial Services results were moved into Card Services from Global Banking. As a result, Card Services was renamed Consumer Lending. Prior periods were reclassified to conform to current period presentation.

(3)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(4)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(5)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer & Business Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Average deposit balances
Checking	$238,242	$210,499	$246,752	$240,037	$238,033	$227,920	$217,811
Savings	42,165	39,224	42,139	42,365	43,183	40,959	39,121
MMS	162,361	143,500	167,362	164,402	162,432	155,088	148,171
CDs and IRAs	71,821	77,689	68,192	70,888	74,064	74,217	74,589
Non-U.S. and other	4,391	4,268	4,363	4,331	4,547	4,324	4,394
Total average deposit balances	$518,980	$475,180	$528,808	$522,023	$522,259	$502,508	$484,086

Deposit spreads (excludes noninterest costs)
Checking	2.03%	2.55%	2.02%	2.01%	2.02%	2.06%	2.28%
Savings	2.21	2.71	2.23	2.21	2.20	2.20	2.48
MMS	1.07	1.20	1.10	1.07	1.05	1.04	1.11
CDs and IRAs	0.52	0.58	0.50	0.51	0.51	0.55	0.57
Non-U.S. and other	0.95	1.00	0.85	0.93	1.00	1.02	0.93
Total deposit spreads	1.52	1.81	1.54	1.52	1.51	1.52	1.66

Client brokerage assets	$96,048	$75,946	$96,048	$89,517	$84,182	$82,616	$75,946

Online banking active accounts (units in thousands)	29,950	29,638	29,950	30,197	29,867	30,102	29,638
Mobile banking active accounts (units in thousands)	14,395	12,013	14,395	13,967	13,214	12,641	12,013
Banking centers	5,151	5,478	5,151	5,243	5,328	5,389	5,478
ATMs	16,259	16,347	16,259	16,201	16,354	16,311	16,347

Total Corporation U.S. credit card (1)
Loans
Average credit card outstandings	$90,369	$94,863	$90,057	$90,005	$89,722	$91,712	$92,849
Ending credit card outstandings	92,338	94,835	92,338	90,280	90,523	90,047	94,835
Credit quality
Net charge-offs	$3,376	$4,632	$724	$788	$917	$947	$978
	3.74%	4.88%	3.19%	3.47%	4.10%	4.19%	4.19%
30+ delinquency	$2,074	$2,748	$2,074	$2,112	$2,200	$2,510	$2,748
	2.25%	2.90%	2.25%	2.34%	2.43%	2.79%	2.90%
90+ delinquency	$1,053	$1,437	$1,053	$1,049	$1,167	$1,360	$1,437
	1.14%	1.52%	1.14%	1.16%	1.29%	1.51%	1.52%
Other Total Corporation U.S. credit card indicators (1)
Gross interest yield	9.73%	10.02%	9.36%	9.82%	9.80%	9.95%	10.01%
Risk adjusted margin	8.68	7.54	9.11	8.68	8.41	8.51	8.48
New account growth (in thousands)	3,911	3,258	1,000	1,048	957	906	837
Purchase volumes	$205,914	$193,500	$54,514	$52,823	$51,945	$46,632	$51,628

Debit card data
Purchase volumes	$267,087	$258,363	$68,000	$66,712	$67,740	$64,635	$66,217

(1)	In addition to the U.S. credit card portfolio in Consumer & Business Banking, the remaining U.S. credit card portfolio is primarily in GWIM.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Net interest income (FTE basis)	$2,890	$2,930	$715	$733	$699	$743	$729
Noninterest income:
Mortgage banking income (loss)	4,585	5,553	912	775	1,411	1,487	(284)
All other income	241	268	85	69	5	82	30
Total noninterest income (loss)	4,826	5,821	997	844	1,416	1,569	(254)
Total revenue, net of interest expense (FTE basis)	7,716	8,751	1,712	1,577	2,115	2,312	475

Provision for credit losses	(156)	1,442	(474)	(308)	291	335	485

Noninterest expense	16,013	17,190	3,794	3,419	3,394	5,406	5,607
Loss before income taxes	(8,141)	(9,881)	(1,608)	(1,534)	(1,570)	(3,429)	(5,617)
Income tax benefit (FTE basis)	(2,986)	(3,442)	(547)	(534)	(633)	(1,272)	(1,913)
Net loss	$(5,155)	$(6,439)	$(1,061)	$(1,000)	$(937)	$(2,157)	$(3,704)

Net interest yield (FTE basis)	2.85%	2.43%	2.89%	2.91%	2.75%	2.85%	2.66%

Balance Sheet
Average
Total loans and leases	$90,278	$103,524	$89,687	$88,406	$90,114	$92,963	$96,605
Total earning assets	101,420	120,636	98,220	99,759	102,086	105,715	109,139
Total assets	120,560	145,369	113,584	118,226	122,276	128,340	131,663
Allocated capital (1, 2)	24,000	—	24,000	24,000	24,000	24,000	—
Economic capital (1, 2)	—	13,676	—	—	—	—	12,474

Period end
Total loans and leases	$89,753	$94,660	$89,753	$87,586	$89,257	$90,971	$94,660
Total earning assets	97,163	106,974	97,163	98,247	102,211	105,544	106,974
Total assets	113,386	131,059	113,386	115,424	124,032	129,118	131,059

Period end (in billions)
Mortgage servicing portfolio (3, 4)	$810.0	$1,331.8	$810.0	$889.4	$986.4	$1,185.0	$1,331.8

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(2)
Allocated capital and economic capital are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

(4)	Excludes loans for which servicing transferred to third parties as of December 31, 2013 with an effective mortgage servicing right sales date of January 2, 2014.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Annual Results (1)
(Dollars in millions)
	Year Ended December 31, 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,890	$1,349	$1,541
Noninterest income:
Mortgage banking income	4,585	1,916	2,669
All other income (loss)	241	(6)	247
Total noninterest income	4,826	1,910	2,916
Total revenue, net of interest expense (FTE basis)	7,716	3,259	4,457

Provision for credit losses	(156)	127	(283)

Noninterest expense	16,013	3,318	12,695
Loss before income taxes	(8,141)	(186)	(7,955)
Income tax benefit (FTE basis)	(2,986)	(68)	(2,918)
Net loss	$(5,155)	$(118)	$(5,037)

Balance Sheet
Average
Total loans and leases	$90,278	$47,675	$42,603
Total earning assets	101,420	53,148	48,272
Total assets	120,560	53,429	67,131
Allocated capital (2, 3)	24,000	6,000	18,000

Period end
Total loans and leases	$89,753	$51,021	$38,732
Total earning assets	97,163	54,071	43,092
Total assets	113,386	53,927	59,459

	Year Ended December 31, 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,930	$1,361	$1,569
Noninterest income:
Mortgage banking income	5,553	3,284	2,269
All other income	268	1	267
Total noninterest income	5,821	3,285	2,536
Total revenue, net of interest expense (FTE basis)	8,751	4,646	4,105

Provision for credit losses	1,442	72	1,370

Noninterest expense	17,190	3,195	13,995
Income (loss) before income taxes	(9,881)	1,379	(11,260)
Income tax expense (benefit) (FTE basis)	(3,442)	502	(3,944)
Net income (loss)	$(6,439)	$877	$(7,316)

Balance Sheet
Average
Total loans and leases	$103,524	$50,023	$53,501
Total earning assets	120,636	56,581	64,055
Total assets	145,369	57,552	87,817
Economic capital (2, 3)	13,676	3,734	9,942

Period end
Total loans and leases	$94,660	$47,742	$46,918
Total earning assets	106,974	54,394	52,580
Total assets	131,059	55,465	75,594

For footnotes see page 25.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	Fourth Quarter 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$715	$330	$385
Noninterest income:
Mortgage banking income	912	220	692
All other income	85	17	68
Total noninterest income	997	237	760
Total revenue, net of interest expense (FTE basis)	1,712	567	1,145

Provision for credit losses	(474)	(18)	(456)

Noninterest expense	3,794	755	3,039
Loss before income taxes	(1,608)	(170)	(1,438)
Income tax benefit (FTE basis)	(547)	(62)	(485)
Net loss	$(1,061)	$(108)	$(953)

Balance Sheet
Average
Total loans and leases	$89,687	$49,706	$39,981
Total earning assets	98,220	53,052	45,168
Total assets	113,584	52,932	60,652
Allocated capital (2, 3)	24,000	6,000	18,000

Period end
Total loans and leases	$89,753	$51,021	$38,732
Total earning assets	97,163	54,071	43,092
Total assets	113,386	53,927	59,459

	Third Quarter 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$733	$329	$404
Noninterest income:
Mortgage banking income	775	345	430
All other income	69	35	34
Total noninterest income	844	380	464
Total revenue, net of interest expense (FTE basis)	1,577	709	868

Provision for credit losses	(308)	(11)	(297)

Noninterest expense	3,419	880	2,539
Loss before income taxes	(1,534)	(160)	(1,374)
Income tax benefit (FTE basis)	(534)	(61)	(473)
Net loss	$(1,000)	$(99)	$(901)

Balance Sheet
Average
Total loans and leases	$88,406	$46,878	$41,528
Total earning assets	99,759	52,074	47,685
Total assets	118,226	52,309	65,917
Allocated capital (2, 3)	24,000	6,000	18,000

Period end
Total loans and leases	$87,586	$46,875	$40,711
Total earning assets	98,247	51,248	46,999
Total assets	115,424	51,075	64,349

For footnotes see page 25.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	Fourth Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$729	$348	$381
Noninterest income:
Mortgage banking income (loss)	(284)	891	(1,175)
All other income	30	13	17
Total noninterest income (loss)	(254)	904	(1,158)
Total revenue, net of interest expense (FTE basis)	475	1,252	(777)

Provision for credit losses	485	77	408

Noninterest expense	5,607	747	4,860
Income (loss) before income taxes	(5,617)	428	(6,045)
Income tax expense (benefit) (FTE basis)	(1,913)	151	(2,064)
Net income (loss)	$(3,704)	$277	$(3,981)

Balance Sheet
Average
Total loans and leases	$96,605	$48,312	$48,293
Total earning assets	109,139	54,720	54,419
Total assets	131,663	55,611	76,052
Economic capital (2, 3)	12,474	3,888	8,586

Period end
Total loans and leases	$94,660	$47,742	$46,918
Total earning assets	106,974	54,394	52,580
Total assets	131,059	55,465	75,594

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing rights activities, including net hedge results, together with any related assets or liabilities used as economic hedges, are included in Legacy Assets & Servicing.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(3)
Allocated capital and economic capital are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31				Fourth Quarter 2013		Third Quarter 2013		Second Quarter 2013		First Quarter 2013		Fourth Quarter 2012
	2013		2012
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$5,716		$7,378		$5,058		$5,827		$5,776		$5,716		$5,087
Net additions (sales)	(1,572)		252		(197)		(600)		(715)		(60)		97
Amortization of expected cash flows (1)	(1,043)		(1,484)		(229)		(240)		(260)		(314)		(335)
Other changes in mortgage servicing rights fair value (2)	1,941		(430)		410		71		1,026		434		867
Balance, end of period	$5,042		$5,716		$5,042		$5,058		$5,827		$5,776		$5,716

Capitalized mortgage servicing rights (% of loans serviced for investors)	92	bps	55	bps	92	bps	82	bps	77	bps	61	bps	55	bps
Mortgage loans serviced for investors (in billions)	$550		$1,045		$550		$616		$759		$949		$1,045

Loan production:
Total Corporation (3)
First mortgage	$83,421		$75,074		$11,624		$22,601		$25,276		$23,920		$21,516
Home equity	6,355		3,585		1,915		1,828		1,496		1,116		962
Consumer Real Estate Services
First mortgage	$66,914		$55,518		$9,303		$17,833		$20,509		$19,269		$16,561
Home equity	5,498		2,832		1,674		1,599		1,283		942		765

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$2,543		$3,760		$403		$465		$860		$815		$986
Representations and warranties provision	(840)		(3,939)		(70)		(323)		(197)		(250)		(2,955)
Total production income (loss)	1,703		(179)		333		142		663		565		(1,969)
Servicing income:
Servicing fees	3,030		4,729		629		700		785		916		1,096
Amortization of expected cash flows (1)	(1,043)		(1,484)		(229)		(240)		(260)		(314)		(335)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (4)	867		1,852		174		167		215		311		912
Other servicing-related revenue	28		635		5		6		8		9		12
Total net servicing income	2,882		5,732		579		633		748		922		1,685
Total Consumer Real Estate Services mortgage banking income (loss)	4,585		5,553		912		775		1,411		1,487		(284)
Other business segments' mortgage banking loss (5)	(711)		(803)		(64)		(190)		(233)		(224)		(256)
Total consolidated mortgage banking income (loss)	$3,874		$4,750		$848		$585		$1,178		$1,263		$(540)

(1)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan, changes in OAS rate inputs and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Segment Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Net interest income (FTE basis)	$8,914	$8,135	$2,301	$2,201	$2,252	$2,160	$2,099
Noninterest income:
Service charges	2,787	2,867	684	716	701	686	694
Investment banking income	3,235	2,793	960	693	792	790	842
All other income	1,545	1,879	360	398	393	394	316
Total noninterest income	7,567	7,539	2,004	1,807	1,886	1,870	1,852
Total revenue, net of interest expense (FTE basis)	16,481	15,674	4,305	4,008	4,138	4,030	3,951

Provision for credit losses	1,075	(342)	441	322	163	149	62

Noninterest expense	7,552	7,619	1,927	1,927	1,856	1,842	1,753
Income before income taxes	7,854	8,397	1,937	1,759	2,119	2,039	2,136
Income tax expense (FTE basis)	2,880	3,053	670	625	827	758	744
Net income	$4,974	$5,344	$1,267	$1,134	$1,292	$1,281	$1,392

Net interest yield (FTE basis)	2.96%	2.90%	2.71%	2.86%	3.16%	3.17%	2.85%
Return on average allocated capital (2, 3)	21.64	—	21.86	19.57	22.55	22.59	—
Return on average economic capital (2, 3)	—	27.69	—	—	—	—	28.97
Efficiency ratio (FTE basis)	45.82	48.61	44.76	48.06	44.87	45.71	44.41

Balance Sheet
Average
Total loans and leases	$257,245	$224,336	$268,849	$260,085	$255,674	$244,068	$232,396
Total earnings assets (4)	301,204	280,605	336,941	305,376	285,755	276,030	292,999
Total assets (4)	343,464	322,701	380,496	347,062	327,531	318,043	336,332
Total deposits	237,457	223,940	259,762	239,839	227,668	222,120	242,817
Allocated capital (2,3)	23,000	—	23,000	23,000	23,000	23,000	—
Economic capital (2, 3)	—	19,312	—	—	—	—	19,123

Period end
Total loans and leases	$269,469	$242,340	$269,469	$267,165	$258,502	$250,985	$242,340
Total earnings assets (4)	337,154	288,072	337,154	330,625	292,952	280,104	288,072
Total assets (4)	379,207	331,611	379,207	373,110	334,820	322,039	331,611
Total deposits	265,718	243,306	265,718	263,121	229,586	228,248	243,306

(1)
During the second quarter of 2013, the results of consumer Dealer Financial Services, previously reported in Global Banking, were moved to Consumer & Business Banking. Prior periods have been reclassified to conform to current period presentation.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For additional information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(3)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Investment Banking fees (1)
Advisory (2)	$1,022	$995	$323	$226	$240	$233	$285
Debt issuance	1,620	1,390	443	343	405	429	450
Equity issuance	593	408	194	124	147	128	107
Total Investment Banking fees (3)	$3,235	$2,793	$960	$693	$792	$790	$842

Business Lending
Corporate	$3,407	$3,201	$817	$884	$855	$851	$739
Commercial	3,967	3,622	1,011	960	1,050	946	909
Total Business Lending revenue	$7,374	$6,823	$1,828	$1,844	$1,905	$1,797	$1,648

Treasury Services
Corporate	$2,815	$2,633	$734	$713	$702	$666	$687
Commercial	2,939	2,988	747	741	733	718	732
Total Treasury Services revenue	$5,754	$5,621	$1,481	$1,454	$1,435	$1,384	$1,419

Average deposit balances
Interest-bearing	$72,870	$65,400	$78,862	$73,699	$70,158	$68,639	$68,240
Noninterest-bearing	164,587	158,540	180,900	166,140	157,510	153,481	174,577
Total average deposits	$237,457	$223,940	$259,762	$239,839	$227,668	$222,120	$242,817

Loan spread	1.82%	1.88%	1.75%	1.78%	1.89%	1.86%	1.83%

Provision for credit losses	$1,075	$(342)	$441	$322	$163	$149	$62

Credit quality (4, 5)
Reservable utilized criticized exposure	$9,357	$10,952	$9,357	$10,111	$10,632	$10,342	$10,952
	3.17%	4.06%	3.17%	3.44%	3.73%	3.71%	4.06%

Nonperforming loans, leases and foreclosed properties	$639	$2,052	$639	$919	$1,087	$1,643	$2,052
	0.24%	0.86%	0.24%	0.35%	0.43%	0.66%	0.86%

Average loans and leases by product
U.S. commercial	$128,392	$117,635	$132,249	$128,602	$127,742	$124,891	$121,535
Commercial real estate	38,349	32,827	42,622	39,172	36,684	34,825	33,404
Commercial lease financing	24,762	23,446	25,115	24,853	24,584	24,486	24,057
Non-U.S. commercial	65,738	50,416	68,860	67,455	66,655	59,859	53,392
Other	4	12	3	3	9	7	8
Total average loans and leases	$257,245	$224,336	$268,849	$260,085	$255,674	$244,068	$232,396

Total Corporation Investment Banking fees
Advisory (2)	$1,131	$1,066	$356	$256	$262	$257	$301
Debt issuance	3,805	3,362	986	810	987	1,022	1,078
Equity issuance	1,469	1,026	461	329	356	323	250
Total investment banking fees including self-led	6,405	5,454	1,803	1,395	1,605	1,602	1,629
Self-led	(279)	(155)	(65)	(98)	(49)	(67)	(29)
Total Investment Banking fees	$6,126	$5,299	$1,738	$1,297	$1,556	$1,535	$1,600

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component of Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Year Ended December 31, 2013
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	3	8.2%	2	10.0%
Leveraged loans	2	10.0	2	12.4
Mortgage-backed securities	5	8.5	5	9.4
Asset-backed securities	2	11.5	2	13.9
Convertible debt	4	7.7	3	12.8
Common stock underwriting	4	6.8	4	10.3
Investment-grade corporate debt	2	6.3	2	11.8
Syndicated loans	2	9.1	2	12.9
Net investment banking revenue	2	7.4	2	10.8
Announced mergers and acquisitions	4	19.5	3	28.4
Equity capital markets	4	6.9	4	10.7
Debt capital markets	5	5.4	3	9.2
Source: Dealogic data as of January 2, 2014. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising the target or acquiror.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities	Announced mergers and acquisitions
Convertible debt	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Investment-grade corporate debt, Syndicated loans

U.S.:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Announced mergers and acquisitions

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Net interest income (FTE basis)	$4,239	$3,672	$1,142	$975	$1,013	$1,109	$1,114
Noninterest income:
Investment and brokerage services	2,046	1,820	489	480	549	528	430
Investment banking fees	2,722	2,214	753	622	668	679	668
Trading account profits	6,734	5,706	795	1,201	1,848	2,890	725
All other income (loss)	317	872	445	98	111	(337)	83
Total noninterest income	11,819	10,612	2,482	2,401	3,176	3,760	1,906
Total revenue, net of interest expense (FTE basis) (1)	16,058	14,284	3,624	3,376	4,189	4,869	3,020

Provision for credit losses	140	34	104	47	(16)	5	17

Noninterest expense	12,013	11,295	3,284	2,884	2,771	3,074	2,627
Income before income taxes	3,905	2,955	236	445	1,434	1,790	376
Income tax expense (FTE basis)	2,342	1,726	21	1,223	476	622	195
Net income (loss)	$1,563	$1,229	$215	$(778)	$958	$1,168	$181

Return on average allocated capital (2, 3)	5.24%	—	2.87%	n/m	12.84%	15.82%	—
Return on average economic capital (2, 3)	—	8.95%	—	—	—	—	5.12%
Efficiency ratio (FTE basis)	74.81	79.08	90.63	85.45%	66.15	63.12	86.97

Balance Sheet
Average
Total trading-related assets (4)	$468,934	$466,045	$438,909	$442,597	$490,972	$504,266	$493,188
Total earning assets (4)	481,482	461,487	458,988	458,657	499,396	509,694	493,901
Total assets	632,804	606,249	603,110	602,632	656,258	670,284	645,808
Allocated capital (2, 3)	30,000	—	30,000	30,000	30,000	30,000	—
Economic capital (2, 3)	—	13,824	—	—	—	—	14,184

Period end
Total trading-related assets (4)	$411,080	$465,836	$411,080	$438,137	$446,505	$467,826	$465,836
Total earning assets (4)	432,821	486,470	432,821	464,613	465,166	480,039	486,470
Total assets	575,709	632,263	575,709	601,139	608,907	626,797	632,263

Trading-related assets (average)
Trading account securities	$215,885	$197,618	$209,734	$193,108	$225,796	$235,437	$220,434
Reverse repurchases	137,670	162,348	114,417	128,426	150,568	157,847	166,399
Securities borrowed	65,532	51,188	67,862	73,820	62,813	57,425	52,391
Derivative assets	49,847	54,891	46,896	47,243	51,795	53,557	53,964
Total trading-related assets (4)	$468,934	$466,045	$438,909	$442,597	$490,972	$504,266	$493,188

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 31.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(3)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	Trading-related assets include derivative assets, which are considered non-earning assets.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Sales and trading revenue (1)
Fixed income, currency and commodities	$8,882	$8,812	$1,887	$1,767	$2,292	$2,936	$1,551
Equities	4,200	3,014	897	945	1,199	1,159	674
Total sales and trading revenue	$13,082	$11,826	$2,784	$2,712	$3,491	$4,095	$2,225

Sales and trading revenue, excluding debit valuation adjustment (2)
Fixed income, currency and commodities	$9,373	$11,007	$2,080	$2,033	$2,259	$3,001	$1,788
Equities	4,217	3,267	904	970	1,194	1,149	713
Total sales and trading revenue, excluding debit valuation adjustment	$13,590	$14,274	$2,984	$3,003	$3,453	$4,150	$2,501

Sales and trading revenue breakdown
Net interest income	$3,907	$3,308	$1,059	$898	$930	$1,020	$1,014
Commissions	2,046	1,820	489	480	549	528	430
Trading	6,734	5,706	795	1,201	1,848	2,890	725
Other	395	992	441	133	164	(343)	56
Total sales and trading revenue	$13,082	$11,826	$2,784	$2,712	$3,491	$4,095	$2,225

(1)
Includes Global Banking sales and trading revenue of $385 million and $522 million for the years ended December 31, 2013 and 2012; $66 million, $109 million, $142 million and $68 million for the fourth, third, second and first quarters of 2013, respectively, and $49 million for the fourth quarter of 2012.

(2)
For this presentation, sales and trading revenue excludes debit valuation adjustment gains/losses which represents a non-GAAP financial measure. Net debit valuation adjustment losses included in fixed income, currency and commodities revenue were $491 million and $2.2 billion for the years ended December 31, 2013 and 2012; losses of $193 million, losses of $266 million, gains of $33 million and losses of $65 million for the fourth, third, second and first quarters of 2013, respectively, and losses of $237 million for the fourth quarter of 2012. Net debit valuation adjustment losses included in equities revenue were $17 million and $253 million for the years ended December 31, 2013 and 2012; losses of $7 million, losses of $25 million, gains of $5 million and gains of $10 million for the fourth, third, second and first quarters of 2013, respectively, and losses of $39 million for the fourth quarter of 2012.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Net interest income (FTE basis)	$6,064	$5,827	$1,485	$1,478	$1,505	$1,596	$1,489
Noninterest income:
Investment and brokerage services	9,709	8,849	2,524	2,413	2,441	2,331	2,272
All other income	2,017	1,842	471	499	553	494	432
Total noninterest income	11,726	10,691	2,995	2,912	2,994	2,825	2,704
Total revenue, net of interest expense (FTE basis)	17,790	16,518	4,480	4,390	4,499	4,421	4,193

Provision for credit losses	56	266	26	23	(15)	22	112

Noninterest expense	13,038	12,721	3,264	3,249	3,272	3,253	3,196
Income before income taxes	4,696	3,531	1,190	1,118	1,242	1,146	885
Income tax expense (FTE basis)	1,722	1,286	413	399	484	426	309
Net income	$2,974	$2,245	$777	$719	$758	$720	$576

Net interest yield (FTE basis)	2.41%	2.35%	2.37%	2.35%	2.47%	2.46%	2.30%
Return on average allocated capital (1, 2)	29.90	—	30.97	28.68	30.57	29.38	—
Return on average economic capital (1, 2)	—	30.80	—	—	—	—	28.36
Efficiency ratio (FTE basis)	73.29	77.02	72.87	74.00	72.72	73.58	76.24

Balance sheet
Average
Total loans and leases	$111,023	$100,456	$115,546	$112,752	$109,589	$106,082	$103,785
Total earning assets (3)	251,394	248,475	248,156	249,203	244,859	263,551	257,399
Total assets (3)	270,788	268,475	268,683	268,611	263,735	282,298	276,408
Total deposits	242,161	242,384	240,395	239,663	235,344	253,413	249,658
Allocated capital (1, 2)	10,000	—	10,000	10,000	10,000	10,000	—
Economic capital (1, 2)	—	7,359	—	—	—	—	8,149

Period end
Total loans and leases	$115,846	$105,928	$115,846	$114,175	$111,785	$107,048	$105,928
Total earning assets (3)	254,031	277,121	254,031	250,677	244,340	248,939	277,121
Total assets (3)	274,112	297,326	274,112	270,484	263,867	268,263	297,326
Total deposits	244,901	266,188	244,901	241,553	235,012	239,853	266,188

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Revenues
Merrill Lynch Global Wealth Management	$14,771	$13,735	$3,703	$3,646	$3,742	$3,680	$3,500
U.S. Trust	2,953	2,709	762	730	740	721	690
Other (1)	66	74	15	14	17	20	3
Total revenues	$17,790	$16,518	$4,480	$4,390	$4,499	$4,421	$4,193

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,916,803	$1,743,459	$1,916,803	$1,853,980	$1,800,151	$1,812,412	$1,743,459
U.S. Trust	376,487	341,292	376,487	362,791	351,119	354,721	341,292
Other (1)	73,148	66,874	73,148	66,665	63,781	64,603	66,874

Client Balances by Type
Assets under management	$821,449	$698,095	$821,449	$779,614	$743,613	$745,260	$698,095
Brokerage Assets	1,045,122	960,351	1,045,122	1,013,688	992,664	1,009,507	960,351
Assets in custody	136,190	117,686	136,190	131,386	128,854	127,013	117,686
Deposits	244,901	266,188	244,901	241,553	235,012	239,853	266,188
Loans and leases (2)	118,776	109,305	118,776	117,195	114,908	110,103	109,305
Total client balances	$2,366,438	$2,151,625	$2,366,438	$2,283,436	$2,215,051	$2,231,736	$2,151,625

Assets Under Management Flows
Liquidity assets under management (3)	$6,502	$618	$6,492	$2,932	$(695)	$(2,227)	$2,545
Long-term assets under management (4)	47,819	26,390	9,425	10,341	7,692	20,361	9,120
Total assets under management flows	$54,321	$27,008	$15,917	$13,273	$6,997	$18,134	$11,665

Associates (5)
Number of Financial Advisors	15,316	16,411	15,316	15,624	15,759	16,065	16,411
Total Wealth Advisors	16,517	17,640	16,517	16,846	16,989	17,293	17,640
Total Client Facing Professionals	19,229	20,386	19,229	19,534	19,689	20,018	20,386

Merrill Lynch Global Wealth Management Metrics
Financial Advisory Productivity (6) (in thousands)	$1,005	$902	$1,039	$1,000	$1,012	$971	$927

U.S. Trust Metrics
Client Facing Professionals	2,103	2,077	2,103	2,090	2,084	2,090	2,077

(1)	Other includes the results of BofA Global Capital Management and other administrative items.

(2)	Includes margin receivables which are classified in customer and other receivables on the Corporation's Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer & Business Banking segment of 1,545, 1,585, 1,587, 1,591 and 1,496 at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of Financial Advisors (excluding Financial Advisors in the Consumer & Business Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Net interest income (FTE basis)	$966	$1,140	$408	$36	$268	$254	$255
Noninterest income:
Card income	328	360	83	79	81	85	96
Equity investment income	2,610	1,135	392	1,122	576	520	569
Gains on sales of debt securities	1,230	1,510	364	347	452	67	117
All other loss	(3,245)	(4,927)	(1,164)	(716)	(803)	(562)	(1,186)
Total noninterest income (loss)	923	(1,922)	(325)	832	306	110	(404)
Total revenue, net of interest expense (FTE basis)	1,889	(782)	83	868	574	364	(149)

Provision for credit losses	(666)	2,621	(188)	(549)	(179)	250	450

Noninterest expense	4,241	6,273	996	930	547	1,768	1,003
Income (loss) before income taxes	(1,686)	(9,676)	(725)	487	206	(1,654)	(1,602)
Income tax benefit (FTE basis)	(2,173)	(5,939)	(999)	(156)	(340)	(678)	(2,443)
Net income (loss)	$487	$(3,737)	$274	$643	$546	$(976)	$841

Balance Sheet
Average
Total loans and leases	$235,454	$259,241	$226,049	$232,538	$238,910	$244,557	$247,128
Total assets (2)	215,183	315,735	178,929	203,044	230,667	248,996	279,367
Total deposits	34,617	43,087	34,030	35,126	33,774	35,549	36,939

Period end
Total loans and leases	$220,694	$241,981	$220,694	$229,550	$234,047	$241,406	$241,981
Total assets (3)	166,881	262,800	166,881	177,869	204,118	235,435	262,800
Total deposits	27,702	36,061	27,702	30,705	34,597	35,759	36,061

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass the whole-loan residential mortgage portfolio and investment securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, gains/losses on structured liabilities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include Global Principal Investments and certain other investments. Additionally, All Other includes certain residential mortgage loans that are managed by Legacy Assets & Servicing.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $539.5 billion and $504.2 billion for the years ended December 31, 2013 and 2012; $564.6 billion, $541.0 billion, $525.1 billion and $526.8 billion for the fourth, third, second and first quarters of 2013, respectively, and $526.2 billion for the fourth quarter of 2012.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $570.3 billion, $558.0 billion, $529.5 billion, $537.7 billion and $537.6 billion at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Global Principal Investments Exposures				Equity Investment Income (Loss)
	December 31, 2013			September 30 2013	December 31, 2013
	Book Value	Unfunded Commitments	Total	Total	Three Months Ended	Year Ended
Global Principal Investments
Private Equity Investments	$20	$—	$20	$352	$6	$190
Global Real Estate	296	31	327	330	51	(2)
Global Strategic Capital	759	96	855	864	1	6
Legacy/Other Investments	529	—	529	541	42	184
Total Global Principal Investments	$1,604	$127	$1,731	$2,087	$100	$378

Components of Equity Investment Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Global Principal Investments	$378	$589	$100	$122	$52	$104	$167
Strategic and other investments	2,232	546	292	1,000	524	416	402
Total equity investment income included in All Other	2,610	1,135	392	1,122	576	520	569
Total equity investment income included in the business segments	291	935	82	62	104	43	130
Total consolidated equity investment income	$2,901	$2,070	$474	$1,184	$680	$563	$699

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2013	September 30 2013	December 31 2012
Consumer
Residential mortgage (1)	$248,066	$253,496	$252,929
Home equity	93,672	96,653	108,140
U.S. credit card	92,338	90,280	94,835
Non-U.S. credit card	11,541	11,083	11,697
Direct/Indirect consumer (2)	82,192	84,035	83,205
Other consumer (3)	1,977	1,913	1,628
Total consumer loans excluding loans accounted for under the fair value option	529,786	537,460	552,434
Consumer loans accounted for under the fair value option (4)	2,164	2,186	1,005
Total consumer	531,950	539,646	553,439

Commercial
U.S. commercial (5)	225,851	224,262	209,719
Commercial real estate (6)	47,893	44,940	38,637
Commercial lease financing	25,199	24,589	23,843
Non-U.S. commercial	89,462	92,945	74,184
Total commercial loans excluding loans accounted for under the option	388,405	386,736	346,383
Commercial loans accounted for under the fair value option (4)	7,878	8,010	7,997
Total commercial	396,283	394,746	354,380
Total loans and leases	$928,233	$934,392	$907,819

(1)
Includes pay option loans of $4.4 billion, $5.2 billion and $6.7 billion and non-U.S. residential mortgage loans of $0, $87 million and $93 million at December 31, 2013, September 30, 2013 and December 31, 2012, respectively. The Corporation no longer originates pay option loans.

(2)
Includes dealer financial services loans of $38.5 billion, $39.5 billion and $35.9 billion, consumer lending loans of $2.7 billion, $3.1 billion and $4.7 billion, U.S. securities-based lending loans of $31.2 billion, $30.4 billion and $28.3 billion, non-U.S. consumer loans of $4.7 billion, $5.7 billion and $8.3 billion, student loans of $4.1 billion, $4.3 billion and $4.8 billion and other consumer loans of $1.0 billion, $1.0 billion and $1.2 billion at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(3)
Includes consumer finance loans of $1.2 billion, $1.2 billion and $1.4 billion, consumer leases of $606 million, $492 million, and $34 million, consumer overdrafts of $176 million, $175 million and $177 million and other non-U.S. consumer loans of $5 million, $5 million and $5 million at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $2.0 billion, $2.2 billion and $1.0 billion and home equity loans of $147 million, $0 and $0 at December 31, 2013, September 30, 2013 and December 31, 2012, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $1.5 billion, $1.8 billion and $2.3 billion and non-U.S. commercial loans of $6.4 billion, $6.2 billion and $5.7 billion at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(5)
Includes U.S. small business commercial loans, including card-related products, of $13.3 billion, $13.1 billion and $12.6 billion at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(6)
Includes U.S. commercial real estate loans of $46.3 billion, $43.5 billion and $37.2 billion and non-U.S. commercial real estate loans of $1.6 billion, $1.4 billion and $1.5 billion at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Fourth Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$253,974	$678	$4,262	$—	$56	$47,407	$201,571
Home equity	95,388	145	85,274	—	144	8,364	1,461
U.S. credit card	90,057	86,746	—	—	—	3,311	—
Non-U.S. credit card	11,171	—	—	—	—	—	11,171
Direct/Indirect consumer	82,990	42,002	45	1	37	35,094	5,811
Other consumer	1,929	707	—	2	—	4	1,216
Total consumer	535,509	130,278	89,581	3	237	94,180	221,230

Commercial
U.S. commercial	225,596	32,134	106	132,249	35,430	19,624	6,053
Commercial real estate	46,341	732	—	42,622	1,075	1,587	325
Commercial lease financing	24,468	—	—	25,115	929	4	(1,580)
Non-U.S. commercial	97,863	8	—	68,860	28,823	151	21
Total commercial	394,268	32,874	106	268,846	66,257	21,366	4,819
Total loans and leases	$929,777	$163,152	$89,687	$268,849	$66,494	$115,546	$226,049

	Third Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$256,297	$628	$3,516	$—	$83	$45,661	$206,409
Home equity	98,172	146	84,761	—	108	11,719	1,438
U.S. credit card	90,005	90,005	—	—	—	—	—
Non-U.S. credit card	10,633	—	—	—	—	—	10,633
Direct/Indirect consumer	83,773	41,745	47	3	37	34,228	7,713
Other consumer	1,867	597	—	—	—	5	1,265
Total consumer	540,747	133,121	88,324	3	228	91,613	227,458

Commercial
U.S. commercial	221,542	31,356	82	128,602	35,771	19,464	6,267
Commercial real estate	43,164	1,218	—	39,172	887	1,488	399
Commercial lease financing	23,869	—	—	24,853	636	4	(1,624)
Non-U.S. commercial	94,656	12	—	67,455	26,968	183	38
Total commercial	383,231	32,586	82	260,082	64,262	21,139	5,080
Total loans and leases	$923,978	$165,707	$88,406	$260,085	$64,490	$112,752	$232,538

	Fourth Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$256,564	$426	$1,113	$—	$93	$40,205	$214,727
Home equity	110,270	146	95,343	—	84	13,164	1,533
U.S. credit card	92,849	92,849	—	—	—	—	—
Non-U.S. credit card	13,081	—	—	—	—	—	13,081
Direct/Indirect consumer	82,583	41,096	75	4	23	31,225	10,160
Other consumer	1,602	152	—	4	—	7	1,439
Total consumer	556,949	134,669	96,531	8	200	84,601	240,940

Commercial
U.S. commercial	209,496	30,202	73	121,535	32,898	17,691	7,097
Commercial real estate	38,192	2,330	1	33,404	341	1,427	689
Commercial lease financing	22,839	—	—	24,057	458	4	(1,680)
Non-U.S. commercial	65,690	18	—	53,392	12,136	62	82
Total commercial	336,217	32,550	74	232,388	45,833	19,184	6,188
Total loans and leases	$893,166	$167,219	$96,605	$232,396	$46,033	$103,785	$247,128

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2013	September 30 2013	December 31 2012	December 31 2013	September 30 2013	December 31 2012
Diversified financials	$78,423	$80,219	$66,102	$121,075	$122,314	$99,574
Real estate (4)	54,336	51,529	47,479	76,418	72,271	65,639
Retailing	32,859	32,593	28,065	54,616	54,516	47,719
Capital goods	28,016	27,053	25,071	52,849	51,637	49,196
Healthcare equipment and services	30,828	31,560	29,396	49,063	49,221	45,488
Government and public education	40,253	39,672	41,441	48,322	48,031	50,277
Banking	39,649	43,350	39,829	45,095	49,920	44,822
Materials	22,384	22,607	21,809	42,699	43,638	40,493
Energy	19,739	21,212	17,661	41,156	43,241	38,441
Consumer services	21,080	21,647	23,093	34,217	35,378	36,367
Commercial services and supplies	19,770	19,249	19,020	32,007	31,312	30,257
Food, beverage and tobacco	14,437	14,185	14,738	30,541	31,390	37,344
Utilities	9,253	9,799	8,403	25,243	25,068	23,425
Media	13,070	12,897	13,091	22,655	22,194	21,705
Transportation	15,280	15,951	13,791	22,595	23,159	20,255
Individuals and trusts	14,864	14,699	13,916	18,681	18,209	17,801
Software and services	6,814	7,543	5,549	14,172	14,312	12,125
Pharmaceuticals and biotechnology	6,455	7,303	3,846	13,986	14,818	11,401
Technology hardware and equipment	6,166	5,462	5,111	12,733	11,516	11,101
Insurance, including monolines	5,926	5,875	8,491	12,203	12,165	14,117
Telecommunication services	4,541	4,543	4,008	11,423	14,244	10,276
Consumer durables and apparel	5,427	5,103	4,246	9,757	9,479	8,438
Automobiles and components	3,165	3,258	3,312	8,424	8,390	7,675
Food and staples retailing	3,950	3,884	3,528	7,909	7,928	6,838
Religious and social organizations	5,452	5,492	6,850	7,677	7,677	9,107
Other	5,357	5,331	3,881	8,309	8,166	7,124
Total commercial credit exposure by industry	$507,494	$512,016	$471,727	$823,825	$830,194	$767,005
Net credit default protection purchased on total commitments (5)				$(8,085)	$(11,204)	$(14,657)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $47.3 billion, $47.3 billion and $58.1 billion at December 31, 2013, September 30, 2013 and December 31, 2012, respectively. Not reflected in utilized and committed exposure is additional derivative collateral held of $17.1 billion, $18.6 billion and $18.7 billion which consists primarily of other marketable securities at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $7.9 billion, $8.0 billion and $8.0 billion and issued letters of credit at notional value of $503 million, $577 million and $672 million at December 31, 2013, September 30, 2013 and December 31, 2012, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $12.5 billion, $14.1 billion and $17.6 billion at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers’ or counterparties’ primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)
	December 31 2013	September 30 2013
Less than or equal to one year	35%	29%
Greater than one year and less than or equal to five years	63	69
Greater than five years	2	2
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	December 31, 2013		September 30, 2013
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
AAA	$—	—%	$(107)	1.0%
AA	(7)	0.1	(231)	2.1
A	(2,560)	31.7	(4,464)	39.8
BBB	(3,880)	48.0	(4,565)	40.7
BB	(1,137)	14.1	(1,125)	10.0
B	(452)	5.6	(509)	4.5
CCC and below	(115)	1.4	(128)	1.1
NR (5)	66	(0.9)	(75)	0.8
Total net credit default protection	$(8,085)	100.0%	$(11,204)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at December 31 2013	Hedges and Credit Default Protection (4)	Net Country Exposure at December 31 2013 (5)	Increase (Decrease) from September 30 2013
United Kingdom	$25,898	$12,046	$5,259	$4,812	$48,015	$(4,429)	$43,586	$(1,337)
Canada	6,075	6,942	1,568	5,223	19,808	(1,397)	18,411	225
Brazil	8,591	698	416	4,106	13,811	(179)	13,632	200
China	10,712	587	642	1,468	13,409	(488)	12,921	1,798
Germany	6,262	4,973	2,800	3,173	17,208	(4,490)	12,718	(342)
India	6,256	643	361	3,204	10,464	(213)	10,251	(108)
France	1,914	6,790	976	5,228	14,908	(4,745)	10,163	(2,214)
Japan	4,340	477	1,827	2,854	9,498	(1,383)	8,115	(510)
Australia	4,374	2,136	565	2,048	9,123	(1,126)	7,997	(2,545)
Netherlands	3,599	2,758	555	2,496	9,408	(1,773)	7,635	1,720
Russian Federation	5,824	960	230	621	7,635	(913)	6,722	216
South Korea	3,771	811	566	2,236	7,384	(949)	6,435	(289)
Switzerland	2,760	3,150	625	629	7,164	(1,618)	5,546	(181)
Hong Kong	4,296	374	81	847	5,598	(241)	5,357	(1,947)
Italy	3,096	3,573	2,328	763	9,760	(4,558)	5,202	(923)
Taiwan	2,614	—	132	1,385	4,131	(59)	4,072	(59)
Mexico	3,030	687	129	657	4,503	(504)	3,999	(371)
Singapore	2,401	138	157	1,280	3,976	(147)	3,829	(1,499)
Spain	3,475	892	115	519	5,001	(1,598)	3,403	180
Turkey	2,354	75	10	271	2,710	(17)	2,693	333
Total top 20 non-U.S. countries exposure	$111,642	$48,710	$19,342	$43,820	$223,514	$(30,827)	$192,687	$(7,653)

(1)
Includes loans, leases and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $35.7 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $88.8 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Select European Countries
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at December 31 2013	Hedges and Credit Default Protection (4)	Net Country Exposure at December 31 2013 (5)	Increase (Decrease) from September 30 2013
Greece
Sovereign	$—	$—	$—	$58	$58	$—	$58	$20
Financial institutions	—	—	—	27	27	(30)	(3)	1
Corporates	63	61	2	13	139	(41)	98	(47)
Total Greece	$63	$61	$2	$98	$224	$(71)	$153	$(26)
Ireland
Sovereign	$19	$—	$19	$—	$38	$(43)	$(5)	$(47)
Financial institutions	812	10	124	44	990	(10)	980	463
Corporates	356	338	69	55	818	(49)	769	(50)
Total Ireland	$1,187	$348	$212	$99	$1,846	$(102)	$1,744	$366
Italy
Sovereign	$2	$—	$1,611	$269	$1,882	$(2,095)	$(213)	$(1,310)
Financial institutions	1,938	348	179	175	2,640	(1,230)	1,410	88
Corporates	1,156	3,225	538	319	5,238	(1,233)	4,005	299
Total Italy	$3,096	$3,573	$2,328	$763	$9,760	$(4,558)	$5,202	$(923)
Portugal
Sovereign	$—	$—	$15	$35	$50	$(27)	$23	$42
Financial institutions	4	—	2	—	6	(108)	(102)	(57)
Corporates	90	103	—	40	233	(292)	(59)	(47)
Total Portugal	$94	$103	$17	$75	$289	$(427)	$(138)	$(62)
Spain
Sovereign	$37	$—	$63	$2	$102	$(163)	$(61)	$(479)
Financial institutions	1,223	1	14	131	1,369	(421)	948	261
Corporates	2,215	891	38	386	3,530	(1,014)	2,516	398
Total Spain	$3,475	$892	$115	$519	$5,001	$(1,598)	$3,403	$180
Total
Sovereign	$58	$—	$1,708	$364	$2,130	$(2,328)	$(198)	$(1,774)
Financial institutions	3,977	359	319	377	5,032	(1,799)	3,233	756
Corporates	3,880	4,618	647	813	9,958	(2,629)	7,329	553
Total select European exposure	$7,915	$4,977	$2,674	$1,554	$17,120	$(6,756)	$10,364	$(465)

(1)
Includes loans, leases and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $1.1 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $4.0 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures of $4.9 billion and net credit default swaps purchased of $1.9 billion, consisting of $1.5 billion of net single-name credit default swaps purchased and $406 million of net indexed and tranched credit default swaps sold.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, including $4.5 billion, consisting of $3.0 billion in net single-name credit default swaps purchased and $1.5 billion in net indexed and tranched credit default swaps purchased, to hedge loans and securities, $2.3 billion in additional credit default protection purchased to hedge derivative assets and $127 million in other short exposures. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2013	September 30 2013	June 30 2013	March 31 2013	December 31 2012
Residential mortgage (1)	$11,712	$13,328	$14,316	$15,001	$15,055
Home equity (1)	4,075	4,176	4,151	4,196	4,282
Direct/Indirect consumer	35	59	72	84	92
Other consumer	18	18	1	1	2
Total consumer	15,840	17,581	18,540	19,282	19,431
U.S. commercial	819	1,059	1,279	1,354	1,484
Commercial real estate	322	488	627	1,139	1,513
Commercial lease financing	16	49	10	19	44
Non-U.S. commercial	64	86	80	112	68
	1,221	1,682	1,996	2,624	3,109
U.S. small business commercial	88	103	107	110	115
Total commercial	1,309	1,785	2,103	2,734	3,224
Total nonperforming loans and leases	17,149	19,366	20,643	22,016	22,655
Foreclosed properties (2)	623	662	637	826	900
Total nonperforming loans, leases and foreclosed properties (3, 4, 5)	$17,772	$20,028	$21,280	$22,842	$23,555

Fully-insured home loans past due 30 days or more and still accruing	$20,681	$21,797	$24,072	$24,733	$25,698
Consumer credit card past due 30 days or more and still accruing	2,321	2,376	2,487	2,847	3,151
Other loans past due 30 days or more and still accruing	5,416	5,512	5,587	6,147	6,692
Total loans past due 30 days or more and still accruing (4, 6, 7)	$28,418	$29,685	$32,146	$33,727	$35,541

Fully-insured home loans past due 90 days or more and still accruing	$16,961	$17,960	$20,604	$21,617	$22,157
Consumer credit card past due 90 days or more and still accruing	1,184	1,191	1,325	1,541	1,649
Other loans past due 90 days or more and still accruing	614	723	662	655	776
Total loans past due 90 days or more and still accruing (4, 6, 7)	$18,759	$19,874	$22,591	$23,813	$24,582

Nonperforming loans, leases and foreclosed properties/Total assets (8)	0.85%	0.95%	1.01%	1.05%	1.07%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (8)	1.93	2.17	2.33	2.53	2.62
Nonperforming loans and leases/Total loans and leases (8)	1.87	2.10	2.26	2.44	2.52

Commercial utilized reservable criticized exposure (9)	$12,861	$14,086	$14,928	$15,006	$15,936
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (9)	3.02%	3.31%	3.62%	3.75%	4.10%
Total commercial utilized criticized exposure/Commercial utilized exposure (9)	3.08	3.48	3.64	4.08	4.40

(1)
During the fourth quarter of 2012, as a result of regulatory guidance, we changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming. As a result of this change, we reclassified residential mortgage loans of $49 million, home equity loans of $5 million and direct/indirect consumer loans of $58 million to nonperforming as of December 31, 2012.

(2)
Foreclosed property balances do not include loans that are insured by the Federal Housing Administration and have entered foreclosure of $1.4 billion, $1.6 billion, $1.6 billion, $2.3 billion and $2.5 billion at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

(3)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(4)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(5) Balances do not include the following:	December 31 2013	September 30 2013	June 30 2013	March 31 2013	December 31 2012
Nonperforming loans held-for-sale	$672	$972	$891	$1,050	$1,059
Nonperforming loans accounted for under the fair value option	448	467	398	412	401
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	260	356	485	512	521

(6)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $106 million, $301 million, $374 million, $315 million and $518 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively and loans held-for-sale past due 90 days or more and still accruing of $8 million, $0, $17 million, $18 million and $130 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively. At December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, there were $158 million, $153 million, $81 million, $83 million and $87 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(7)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(8)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $10.0 billion, $10.2 billion, $9.5 billion, $8.8 billion and $9.0 billion at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

(9)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$17,581	$18,540	$19,282	$19,431	$19,753
Additions to nonperforming loans and leases:
New nonperforming loans and leases	2,199	2,503	2,289	2,661	3,211
Implementation of change in treatment of loans discharged in bankruptcies (2)	n/a	n/a	n/a	n/a	112
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(863)	(544)	(695)	(680)	(968)
Sales	(729)	(624)	(175)	—	(47)
Returns to performing status (3)	(1,112)	(1,079)	(1,139)	(943)	(1,076)
Charge-offs (4)	(752)	(758)	(932)	(1,072)	(1,439)
Transfers to foreclosed properties	(147)	(131)	(90)	(115)	(115)
Transfers to loans held-for-sale	(337)	(326)	—	—	—
Total net reductions to nonperforming loans and leases	(1,741)	(959)	(742)	(149)	(322)
Total nonperforming consumer loans and leases, end of period	15,840	17,581	18,540	19,282	19,431
Foreclosed properties	533	546	508	620	650
Nonperforming consumer loans, leases and foreclosed properties, end of period	$16,373	$18,127	$19,048	$19,902	$20,081

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$1,785	$2,103	$2,734	$3,224	$3,948
Additions to nonperforming loans and leases:
New nonperforming loans and leases	143	350	269	350	473
Advances	12	9	3	6	5
Reductions to nonperforming loans and leases:
Paydowns	(322)	(380)	(312)	(328)	(445)
Sales	(92)	(88)	(171)	(147)	(198)
Return to performing status (6)	(87)	(91)	(243)	(167)	(249)
Charge-offs	(98)	(104)	(170)	(177)	(273)
Transfers to foreclosed properties	(12)	(14)	(7)	(21)	(37)
Transfers to loans held-for-sale	(20)	—	—	(6)	—
Total net reductions to nonperforming loans and leases	(476)	(318)	(631)	(490)	(724)
Total nonperforming commercial loans and leases, end of period	1,309	1,785	2,103	2,734	3,224
Foreclosed properties	90	116	129	206	250
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,399	$1,901	$2,232	$2,940	$3,474

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 42.

(2)
During the fourth quarter of 2012, as a result of regulatory guidance, we changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming.

(3)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(4)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

(5)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(6)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2, 3)
(Dollars in millions)
	Fourth Quarter 2013		Third Quarter 2013		Second Quarter 2013		First Quarter 2013		Fourth Quarter 2012
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (4)	$209	0.33%	$221	0.35%	$271	0.43%	$383	0.60%	$729	1.14%
Home equity (4)	331	1.38	302	1.22	486	1.92	684	2.62	768	2.77
U.S. credit card	724	3.19	788	3.47	917	4.10	947	4.19	978	4.19
Non-U.S. credit card	94	3.34	89	3.32	104	3.93	112	4.14	119	3.62
Direct/Indirect consumer	73	0.35	62	0.30	86	0.42	124	0.61	195	0.94
Other consumer	66	13.58	65	13.81	51	11.57	52	12.76	64	15.78
Total consumer (4)	1,497	1.11	1,527	1.12	1,915	1.42	2,302	1.70	2,853	2.04
U.S. commercial (5)	(28)	(0.05)	68	0.13	43	0.09	45	0.09	27	0.05
Commercial real estate	1	—	11	0.11	44	0.43	93	0.96	84	0.88
Commercial lease financing	(2)	(0.03)	(8)	(0.13)	(5)	(0.08)	(10)	(0.18)	1	0.02
Non-U.S. commercial	46	0.20	(2)	(0.01)	16	0.08	(15)	(0.08)	17	0.12
	17	0.02	69	0.08	98	0.11	113	0.14	129	0.16
U.S. small business commercial	68	2.07	91	2.86	98	3.15	102	3.33	122	3.86
Total commercial	85	0.09	160	0.17	196	0.22	215	0.25	251	0.30
Total net charge-offs (4)	$1,582	0.68	$1,687	0.73	$2,111	0.94	$2,517	1.14	$3,104	1.40

By Business Segment
Consumer & Business Banking	$922	2.24%	$1,027	2.46%	$1,158	2.84%	$1,241	3.03%	$1,383	3.29%
Consumer Real Estate Services	323	1.45	281	1.28	465	2.09	660	2.91	732	3.05
Global Banking	7	0.01	35	0.05	78	0.12	68	0.12	132	0.23
Global Markets	1	0.01	—	—	(1)	—	2	0.01	1	0.01
Global Wealth & Investment Management	35	0.12	26	0.09	51	0.19	61	0.23	91	0.35
All Other	294	0.52	318	0.54	360	0.60	485	0.80	765	1.23
Total net charge-offs	$1,582	0.68	$1,687	0.73	$2,111	0.94	$2,517	1.14	$3,104	1.40

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.70, 0.75, 0.97, 1.18 and 1.44 for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $741 million, $443 million, $313 million, $839 million and $1.1 billion for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 1.00, 0.92, 1.07, 1.52 and 1.90 for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

(3)
During 2012, the Corporation changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value irrespective of the borrower's payment status. As a result of the completion of implementation, the Corporation charged off $73 million of current or less than 60 days delinquent loans for the three months ended December 31, 2012.

(4)
Includes the impact of a clarification of regulatory guidance on accounting for troubled debt restructurings of $56 million for residential mortgage loans and $88 million for home equity loans for the three months ended December 31, 2013. Excluding this impact, annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.24 for residential mortgage loans, 1.01 for home equity loans, 1.01 for total consumer loans and 0.62 for total net charge-offs for the three months ended December 31, 2013.

(5)	Excludes U.S. small business commercial loans.

Net Charge-offs (Reserve Reduction)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
3.00%
2.00%
1.00%
0.00%
$(900)
$(804)
$(900)
$(1,391)
$(1,246)
1.40%
1.14%
0.94%
0.73%
0.68%
$3,104
$2,517
$2,111
$1,687
$1,582
4Q12
1Q13
2Q13
3Q13
4Q13
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1, 2, 3, 4)
(Dollars in millions)
	Year Ended December 31
	2013		2012
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage (5)	$1,084	0.42%	$3,111	1.18%
Home equity (5)	1,803	1.80	4,242	3.62
U.S. credit card	3,376	3.74	4,632	4.88
Non-U.S. credit card	399	3.68	581	4.29
Direct/Indirect consumer	345	0.42	763	0.90
Other consumer	234	12.96	232	9.85
Total consumer (5)	7,241	1.34	13,561	2.36
U.S. commercial (6)	128	0.06	242	0.13
Commercial real estate	149	0.35	384	1.01
Commercial lease financing	(25)	(0.10)	(6)	(0.03)
Non-U.S. commercial	45	0.05	28	0.05
	297	0.08	648	0.21
U.S. small business commercial	359	2.84	699	5.46
Total commercial	656	0.18	1,347	0.43
Total net charge-offs (5)	$7,897	0.87	$14,908	1.67

By Business Segment
Consumer & Business Banking	$4,348	2.64%	$6,452	3.73%
Consumer Real Estate Services	1,729	1.94	4,059	3.97
Global Banking	188	0.07	436	0.20
Global Markets	2	—	14	0.04
Global Wealth & Investment Management	173	0.16	370	0.37
All Other	1,457	0.62	3,577	1.38
Total net charge-offs	$7,897	0.87	$14,908	1.67

(1)
Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total net charge-offs as a percentage of total average loans and leases outstanding were 0.90 and 1.73 for the years ended December 31, 2013 and 2012.

(2)
Excludes write-offs of purchased credit-impaired loans of $2.3 billion and $2.8 billion for the years ended December 31, 2013 and 2012. Including the write-offs of purchased credit-impaired loans, total net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 1.13 and 1.99 for the years ended December 31, 2013 and 2012.

(3)
During 2012, the Corporation changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value irrespective of the borrower's payment status. As a result of the completion of implementation, the Corporation charged off $551 million of current or less than 60 days delinquent loans for the year ended December 31, 2012.

(4)	The 2012 amounts include $435 million of charge-offs incurred as a result of National Mortgage Settlement activities.

(5)
Includes the impact of a clarification of regulatory guidance on accounting for troubled debt restructurings of $56 million for residential mortgage loans and $88 million for home equity loans for the year ended December 31, 2013. Excluding this impact, net charge-offs as a percentage of total average loans and leases outstanding were 0.40 for residential mortgage loans, 1.71 for home equity loans, 1.31 for total consumer loans and 0.85 for total net charge-offs for the year ended December 31, 2013.

(6)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2013			September 30, 2013			December 31, 2012
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$4,084	23.43%	1.65%	$4,895	25.19%	1.93%	$7,088	29.31%	2.80%
Home equity	4,434	25.44	4.73	5,618	28.91	5.81	7,845	32.45	7.26
U.S. credit card	3,930	22.55	4.26	4,296	22.11	4.76	4,718	19.51	4.97
Non-U.S.credit card	459	2.63	3.98	488	2.51	4.40	600	2.48	5.13
Direct/Indirect consumer	417	2.39	0.51	546	2.81	0.65	718	2.97	0.86
Other consumer	99	0.58	5.02	100	0.52	5.21	104	0.43	6.40
Total consumer	13,423	77.02	2.53	15,943	82.05	2.97	21,073	87.15	3.81
U.S. commercial (2)	2,394	13.74	1.06	2,012	10.35	0.90	1,885	7.80	0.90
Commercial real estate	917	5.26	1.91	895	4.61	1.99	846	3.50	2.19
Commercial lease financing	118	0.68	0.47	98	0.50	0.40	78	0.32	0.33
Non-U.S.commercial	576	3.30	0.64	484	2.49	0.52	297	1.23	0.40
Total commercial (3)	4,005	22.98	1.03	3,489	17.95	0.90	3,106	12.85	0.90
Allowance for loan and lease losses	17,428	100.00%	1.90	19,432	100.00%	2.10	24,179	100.00%	2.69
Reserve for unfunded lending commitments	484			480			513
Allowance for credit losses	$17,912			$19,912			$24,692

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (4)		1.90%			2.10%			2.69%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		1.67			1.81			2.14
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		102			100			107
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		87			84			82
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		2.78			2.90			1.96
Ratio of the allowance for loan and lease losses (excluding purchased credit-impaired loans)/Annualized net charge-offs (5)		2.38			2.42			1.51
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		1.89			2.30			1.44

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $2.0 billion, $2.2 billion and $1.0 billion and home equity loans of $147 million, $0 and $0 at December 31, 2013, September 30, 2013 and December 31, 2012, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $1.5 billion, $1.8 billion and $2.3 billion and non-U.S. commercial loans of $6.4 billion, $6.2 billion and $5.7 billion at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(2)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $462 million, $510 million and $642 million at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $277 million, $286 million and $475 million at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(4)
Total loans and leases do not include loans accounted for under the fair value option of $10.0 billion, $10.2 billion and $9.0 billion at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $2.5 billion, $3.2 billion and $5.5 billion at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(6)
Allowance for loan and lease losses includes $7.7 billion, $9.0 billion and $12.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at December 31, 2013, September 30, 2013 and December 31, 2012, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 57 percent, 54 percent and 54 percent at December 31, 2013, September 30, 2013 and December 31, 2012, respectively.

(7)
Net charge-offs exclude $741 million, $443 million and $1.1 billion of write-offs in the purchased credit-impaired loan portfolio at December 31, 2013, September 30, 2013 and December 31, 2012, respectively. These write-offs decreased the purchased credit-impaired valuation allowance included as part of the allowance for loan and lease losses.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

Effective January 1, 2013, on a prospective basis, the Corporation adjusted the amount of capital being allocated to its business segments. The adjustment reflects a refinement to the prior-year methodology (economic capital) which focused solely on internal risk-based economic capital models. The refined methodology (allocated capital) now also considers the effect of regulatory capital requirements in addition to internal risk-based economic capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. The capital allocated to the Corporation's business segments is currently referred to as allocated capital and, prior to January 1, 2013, was referred to as economic capital, both of which represent non-GAAP financial measures. The Corporation plans to further refine, in the first quarter of 2014, the capital being allocated to the Corporation’s business segments with the result being additional capital allocated to the business segments. Allocated capital is subject to change over time.

See the tables below and on pages 48-50 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the years ended December 31, 2013 and 2012, and the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$42,265	$40,656	$10,786	$10,266	$10,549	$10,664	$10,324
Fully taxable-equivalent adjustment	859	901	213	213	222	211	231
Net interest income on a fully taxable-equivalent basis	$43,124	$41,557	$10,999	$10,479	$10,771	$10,875	$10,555

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$88,942	$83,334	$21,488	$21,530	$22,727	$23,197	$18,660
Fully taxable-equivalent adjustment	859	901	213	213	222	211	231
Total revenue, net of interest expense on a fully taxable-equivalent basis	$89,801	$84,235	$21,701	$21,743	$22,949	$23,408	$18,891

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$4,741	$(1,116)	$406	$2,348	$1,486	$501	$(2,636)
Fully taxable-equivalent adjustment	859	901	213	213	222	211	231
Income tax expense (benefit) on a fully taxable-equivalent basis	$5,600	$(215)	$619	$2,561	$1,708	$712	$(2,405)

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity

Common shareholders' equity	$218,468	$216,996	$220,088	$216,766	$218,790	$218,225	$219,744
Goodwill	(69,910)	(69,974)	(69,864)	(69,903)	(69,930)	(69,945)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,132)	(7,366)	(5,725)	(5,993)	(6,270)	(6,549)	(6,874)
Related deferred tax liabilities	2,328	2,593	2,231	2,296	2,360	2,425	2,490
Tangible common shareholders' equity	$144,754	$142,249	$146,730	$143,166	$144,950	$144,156	$145,384

Reconciliation of average shareholders' equity to average tangible shareholders' equity

Shareholders' equity	$233,947	$235,677	$233,415	$230,392	$235,063	$236,995	$238,512
Goodwill	(69,910)	(69,974)	(69,864)	(69,903)	(69,930)	(69,945)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,132)	(7,366)	(5,725)	(5,993)	(6,270)	(6,549)	(6,874)
Related deferred tax liabilities	2,328	2,593	2,231	2,296	2,360	2,425	2,490
Tangible shareholders' equity	$160,233	$160,930	$160,057	$156,792	$161,223	$162,926	$164,152

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity

Common shareholders' equity	$219,333	$218,188	$219,333	$218,967	$216,791	$218,513	$218,188
Goodwill	(69,844)	(69,976)	(69,844)	(69,891)	(69,930)	(69,930)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(5,574)	(6,684)	(5,574)	(5,843)	(6,104)	(6,379)	(6,684)
Related deferred tax liabilities	2,166	2,428	2,166	2,231	2,297	2,363	2,428
Tangible common shareholders' equity	$146,081	$143,956	$146,081	$145,464	$143,054	$144,567	$143,956

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity

Shareholders' equity	$232,685	$236,956	$232,685	$232,282	$231,032	$237,293	$236,956
Goodwill	(69,844)	(69,976)	(69,844)	(69,891)	(69,930)	(69,930)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(5,574)	(6,684)	(5,574)	(5,843)	(6,104)	(6,379)	(6,684)
Related deferred tax liabilities	2,166	2,428	2,166	2,231	2,297	2,363	2,428
Tangible shareholders' equity	$159,433	$162,724	$159,433	$158,779	$157,295	$163,347	$162,724

Reconciliation of period-end assets to period-end tangible assets

Assets	$2,102,273	$2,209,974	$2,102,273	$2,126,653	$2,123,320	$2,174,819	$2,209,974
Goodwill	(69,844)	(69,976)	(69,844)	(69,891)	(69,930)	(69,930)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(5,574)	(6,684)	(5,574)	(5,843)	(6,104)	(6,379)	(6,684)
Related deferred tax liabilities	2,166	2,428	2,166	2,231	2,297	2,363	2,428
Tangible assets	$2,029,021	$2,135,742	$2,029,021	$2,053,150	$2,049,583	$2,100,873	$2,135,742

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012
	2013	2012
Reconciliation of return on average allocated capital/economic capital (1)

Consumer & Business Banking

Reported net income	$6,588	$5,546	$1,967	$1,779	$1,395	$1,447	$1,446
Adjustment related to intangibles (2)	7	13	1	2	2	2	3
Adjusted net income	$6,595	$5,559	$1,968	$1,781	$1,397	$1,449	$1,449

Average allocated equity (3)	$62,045	$56,214	$62,007	$62,032	$62,058	$62,083	$56,673
Adjustment related to goodwill and a percentage of intangibles	(32,045)	(32,163)	(32,007)	(32,032)	(32,058)	(32,083)	(32,112)
Average allocated capital/economic capital	$30,000	$24,051	$30,000	$30,000	$30,000	$30,000	$24,561

Global Banking

Reported net income	$4,974	$5,344	$1,267	$1,134	$1,292	$1,281	$1,392
Adjustment related to intangibles (2)	2	4	—	1	—	1	1
Adjusted net income	$4,976	$5,348	$1,267	$1,135	$1,292	$1,282	$1,393

Average allocated equity (3)	$45,412	$41,742	$45,410	$45,413	$45,416	$45,407	$41,546
Adjustment related to goodwill and a percentage of intangibles	(22,412)	(22,430)	(22,410)	(22,413)	(22,416)	(22,407)	(22,423)
Average allocated capital/economic capital	$23,000	$19,312	$23,000	$23,000	$23,000	$23,000	$19,123

Global Markets

Reported net income (loss)	$1,563	$1,229	$215	$(778)	$958	$1,168	$181
Adjustment related to intangibles (2)	8	9	2	2	2	2	2
Adjusted net income (loss)	$1,571	$1,238	$217	$(776)	$960	$1,170	$183

Average allocated equity (3)	$35,373	$19,193	$35,381	$35,369	$35,372	$35,372	$19,562
Adjustment related to goodwill and a percentage of intangibles	(5,373)	(5,369)	(5,381)	(5,369)	(5,372)	(5,372)	(5,378)
Average allocated capital/economic capital	$30,000	$13,824	$30,000	$30,000	$30,000	$30,000	$14,184

Global Wealth & Investment Management

Reported net income	$2,974	$2,245	$777	$719	$758	$720	$576
Adjustment related to intangibles (2)	16	22	4	4	4	4	5
Adjusted net income	$2,990	$2,267	$781	$723	$762	$724	$581

Average allocated equity (3)	$20,292	$17,729	$20,265	$20,283	$20,300	$20,323	$18,489
Adjustment related to goodwill and a percentage of intangibles	(10,292)	(10,370)	(10,265)	(10,283)	(10,300)	(10,323)	(10,340)
Average allocated capital/economic capital	$10,000	$7,359	$10,000	$10,000	$10,000	$10,000	$8,149

For footnotes see page 50.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2013	Third Quarter 2013	Fourth Quarter 2012
	2013	2012
Consumer & Business Banking

Deposits

Reported net income	$2,127	$1,261	$674	$572	$333
Adjustment related to intangibles (2)	1	2	—	—	—
Adjusted net income	$2,128	$1,263	$674	$572	$333

Average allocated equity (3)	$35,400	$33,006	$35,394	$35,398	$33,479
Adjustment related to goodwill and a percentage of intangibles	(20,000)	(20,021)	(19,994)	(19,998)	(20,012)
Average allocated capital/economic capital	$15,400	$12,985	$15,400	$15,400	$13,467

Consumer Lending

Reported net income	$4,461	$4,285	$1,293	$1,207	$1,113
Adjustment related to intangibles (2)	7	12	1	1	3
Adjusted net income	$4,468	$4,297	$1,294	$1,208	$1,116

Average allocated equity (3)	$26,644	$23,208	$26,613	$26,634	$23,194
Adjustment related to goodwill and a percentage of intangibles	(12,044)	(12,142)	(12,013)	(12,034)	(12,100)
Average allocated capital/economic capital	$14,600	$11,066	$14,600	$14,600	$11,094

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Consumer Real Estate Services.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)
Average allocated equity is comprised of average allocated capital (or economic capital prior to 2013) plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	50